iShares Trust

Supplement dated June 7, 2004

to the

Prospectus dated March 26, 2004 (as revised June 7, 2004)

for the iShares Morningstar Series and iShares NYSE Series

The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus for the iShares Morningstar Series and iShares NYSE Series (the “Funds”) dated March 26, 2004 (as revised June 7, 2004).

The iShares Morningstar Large Core Index Fund, iShares Morningstar Large Growth Index Fund, iShares Morningstar Large Value Index Fund, iShares Morningstar Mid Core Index Fund, iShares Morningstar Mid Growth Index Fund, iShares Morningstar Mid Value Index Fund, iShares Morningstar Small Core Index Fund, iShares Morningstar Small Growth Index Fund and iShares Morningstar Small Value Index Fund will be available to the public on or around July 2, 2004.

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

i  Shares

iShares® Trust

Statement of Additional Information

Dated December 1, 2003

(as revised June 8, 2004)

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the current Prospectuses (each a “Prospectus”) for the following Funds of iShares Trust (the “Trust”) as such Prospectuses may be revised from time to time:

iShares S&P 100 Index Fund

iShares S&P 500 Index Fund

iShares S&P 500/BARRA Growth Index Fund

iShares S&P 500/BARRA Value Index Fund

iShares S&P MidCap 400 Index Fund

iShares S&P MidCap 400/BARRA Growth Index Fund

iShares S&P MidCap 400/BARRA Value Index Fund

iShares S&P SmallCap 600 Index Fund

iShares S&P SmallCap 600/BARRA Growth Index Fund

iShares S&P SmallCap 600/BARRA Value Index Fund

iShares S&P 1500 Index Fund

iShares S&P Global 100 Index Fund

iShares S&P Global Energy Sector Index Fund

iShares S&P Global Financials Sector Index Fund

iShares S&P Global Healthcare Sector Index Fund

iShares S&P Global Technology Sector Index Fund

iShares S&P Global Telecommunications Sector Index Fund

iShares S&P Europe 350 Index Fund

iShares S&P Latin America 40 Index Fund

iShares S&P/TOPIX 150 Index Fund

iShares Dow Jones U.S. Total Market Index Fund

iShares Dow Jones U.S. Basic Materials Sector Index Fund

iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund

iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund

iShares Dow Jones U.S. Energy Sector Index Fund

iShares Dow Jones U.S. Financial Sector Index Fund

iShares Dow Jones U.S. Healthcare Sector Index Fund

iShares Dow Jones U.S. Industrial Sector Index Fund

iShares Dow Jones U.S. Technology Sector Index Fund

iShares Dow Jones U.S. Telecommunications Sector Index Fund

iShares Dow Jones U.S. Utilities Sector Index Fund

iShares Dow Jones U.S. Financial Services Index Fund

iShares Dow Jones U.S. Real Estate Index Fund

iShares Dow Jones Select Dividend Index Fund

iShares Dow Jones Transportation Average Index Fund

iShares Russell 3000 Index Fund

iShares Russell 3000 Growth Index Fund

iShares Russell 3000 Value Index Fund

iShares Russell 2000 Index Fund

iShares Russell 2000 Growth Index Fund

iShares Russell 2000 Value Index Fund

iShares Russell 1000 Index Fund

iShares Russell 1000 Growth Index Fund

iShares Russell 1000 Value Index Fund

iShares Russell Midcap Index Fund

iShares Russell Midcap Growth Index Fund

iShares Russell Midcap Value Index Fund

iShares Cohen & Steers Realty Majors Index Fund

iShares Nasdaq Biotechnology Index Fund

iShares Goldman Sachs Natural Resources Index Fund

iShares Goldman Sachs Technology Index Fund

iShares Goldman Sachs Networking Index Fund

iShares Goldman Sachs Semiconductor Index Fund

iShares Goldman Sachs Software Index Fund

iShares MSCI EAFE Index

iShares NYSE Composite Index Fund

iShares NYSE 100 Index Fund

iShares Morningstar Large Core Index Fund

iShares Morningstar Large Growth Index Fund

iShares Morningstar Large Value Index Fund

iShares Morningstar Mid Core Index Fund

iShares Morningstar Mid Growth Index Fund

iShares Morningstar Mid Value Index Fund

iShares Morningstar Small Core Index Fund

iShares Morningstar Small Growth Index Fund

iShares Morningstar Small Value Index Fund

The current Prospectuses for the various iShares Funds are dated as follows: the Goldman Sachs Series and MSCI EAFE Index Fund dated December 1, 2003, the S&P Series and Russell Series dated August 1, 2003, (as revised March 18, 2004) the Dow Jones Series and Cohen & Steers Series dated August 1, 2003 (as revised March 18, 2004), the Nasdaq Biotechnology Index Fund dated August 1, 2003 (as revised January 6, 2004) and the Morningstar Series and NYSE Series dated March 26, 2004 (as revised June 7, 2004). Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the Annual Reports of the Trust for the above listed Funds are incorporated by reference into and deemed to be part of this SAI. A copy of each Prospectus may be obtained without charge by writing to the Trust’s distributor, SEI Investments Distribution Co. (“SEI” or the “Distributor”) at 1 Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares or visiting www.ishares.com. ® iShares is a registered trademark of Barclays Global Investors, N.A.

i|Shares	page iii

General Description of the Trust and its Funds

The iShares Trust (the “Trust”) currently consists of over 60 investment portfolios. The Trust was organized as a Delaware business trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). This Statement of Additional Information relates to the following funds (each a “Fund” and collectively the “Funds”):

☒ iShares S&P 100 Index Fund

☒ iShares S&P 500 Index Fund

☒ iShares S&P 500/BARRA Growth Index Fund

☒ iShares S&P 500/BARRA Value Index Fund

☒ iShares S&P MidCap 400 Index Fund

☒ iShares S&P MidCap400/BARRA Growth Index Fund

☒ iShares S&P MidCap400/BARRA Value Index Fund

☒ iShares S&P SmallCap 600 Index Fund

☒ iShares S&P SmallCap 600/BARRA Growth Index Fund

☒ iShares S&P SmallCap 600/BARRA Value Index Fund

☒ iShares S&P 1500 Index Fund

☒ iShares S&P Global 100 Index Fund

☒ iShares S&P Global Energy Sector Index Fund

☒ iShares S&P Global Financials Sector Index Fund

☒ iShares S&P Global Healthcare Sector Index Fund

☒ iShares S&P Global Technology Sector Index Fund

☒ iShares S&P Global Telecommunications Sector Index Fund

☒ iShares S&P Europe 350 Index Fund

☒ iShares S&P Latin America 40 Index Fund

☒ iShares S&P/TOPIX 150 Index Fund

☒ iShares Dow Jones U.S. Total Market Index Fund

☒ iShares Dow Jones U.S. Basic Materials Sector Index Fund

☒ iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund

☒ iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund

☒ iShares Dow Jones U.S. Energy Sector Index Fund

☒ iShares Dow Jones U.S. Financial Sector Index Fund

☒ iShares Dow Jones U.S. Healthcare Sector Index Fund

☒ iShares Dow Jones U.S. Industrial Sector Index Fund

☒ iShares Dow Jones U.S. Technology Sector Index Fund

☒ iShares Dow Jones U.S. Telecommunications Sector Index Fund

☒ iShares Dow Jones U.S. Utilities Sector Index Fund

☒ iShares Dow Jones U.S. Financial Services Index Fund

☒ iShares Dow Jones U.S. Real Estate Index Fund

☒ iShares Dow Jones Select Dividend Index Fund

☒ iShares Dow Jones Transportation Average Index Fund

☒ iShares Russell 3000 Index Fund

☒ iShares Russell 3000 Growth Index Fund

☒ iShares Russell 3000 Value Index Fund

☒ iShares Russell 2000 Index Fund

☒ iShares Russell 2000 Growth Index Fund

☒ iShares Russell 2000 Value Index Fund

☒ iShares Russell 1000 Index Fund

☒ iShares Russell 1000 Growth Index Fund

☒ iShares Russell 1000 Value Index Fund

iShares General Description of the Trust and its Funds	page 1

☒ iShares Russell Midcap Index Fund

☒ iShares Russell Midcap Growth Index Fund

☒ iShares Russell Midcap Value Index Fund

☒ iShares Cohen & Steers Realty Majors Index Fund

☒ iShares Nasdaq Biotechnology Index Fund

☒ iShares Goldman Sachs Technology Index Fund

☒ iShares Goldman Sachs Networking Index Fund

☒ iShares Goldman Sachs Semiconductor Index Fund

☒ iShares Goldman Sachs Software Index Fund

☒ iShares Goldman Sachs Natural Resources Index Fund

☒ iShares MSCI EAFE Index Fund

☒ iShares NYSE Composite Index Fund

☒ iShares NYSE 100 Index Fund

☒ iShares Morningstar Large Core Index Fund*

☒ iShares Morningstar Large Growth Index Fund*

☒ iShares Morningstar Large Value Index Fund*

☒ iShares Morningstar Mid Core Index Fund*

☒ iShares Morningstar Mid Growth Index Fund*

☒ iShares Morningstar Mid Value Index Fund*

☒ iShares Morningstar Small Core Index Fund*

☒ iShares Morningstar Small Growth Index Fund*

☒ iShares Morningstar Small Value Index Fund*

* Fund will be available to the public on or around July 2, 2004.

The shares of each Fund are referred to herein as “iShares.”

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an “Underlying Index”) representing publicly traded equity securities of companies in a particular broad market, market segment, market sector or group of industries. Each Fund is managed by Barclays Global Fund Advisors (“BGFA”), a subsidiary of Barclays Global Investors, N.A. (“BGI”).

Each Fund offers and issues iShares at their net asset value per share (“NAV”) only in aggregations of a specified number of iShares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of equity securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The iShares described in the applicable Prospectus and this SAI are listed and traded on national securities exchanges such as the American Stock Exchange (“AMEX”), the Chicago Board Options Exchange (“CBOE”) or the New York Stock Exchange, Inc. (“NYSE”). iShares also may be listed on certain non-U.S. exchanges, such as the Singapore Exchange (“SGX”) and the German Stock Exchange (“DAX”). iShares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. iShares are redeemable only in Creation Unit aggregations, and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units typically are a specified number of iShares, generally 50,000 or multiples thereof.

The Trust reserves the right to offer a “cash” option for creations and redemptions of iShares although it has no current intention of doing so. iShares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 105%, which BGFA may change from time to time, of the market value of the missing Deposit Securities. See the Creation and Redemption of Creation Unit Aggregations section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the applicable Prospectus in the Shareholder Information section. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.

page 2	i	Shares

iShares of each Fund are listed on the AMEX, the NYSE or the CBOE (each, a “Listing Exchange”) and trade throughout the day on these Listing Exchanges and other secondary markets. There can be no assurance that the requirements of a Listing Exchange necessary to maintain the listing of iShares of any Fund will continue to be met. A Listing Exchange may, but is not required to, remove the iShares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the iShares of a Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index on which such Fund is based is no longer calculated or available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. A Listing Exchange will remove the iShares of a Fund from listing and trading upon termination of such Fund.

As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the share prices of iShares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

iShares Exchange Listing and Trading	page 3

Investment Strategies and Risks

Each Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the relevant Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from a Fund’s portfolio.

Some Funds will engage in Replication, which means they hold substantially all of the securities of the Underlying Index in approximately the same proportions as reflected in the Underlying Index. Other Funds will engage in Representative Sampling, which is investing in a representative sample of securities in the Underlying Index, selected by BGFA to have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

Funds that Use Replication

iShares S&P 500 Index Fund

iShares S&P 500/BARRA Growth Index Fund

iShares S&P 500/BARRA Value Index Fund

iShares S&P MidCap 400/BARRA Growth Index Fund

iShares S&P MidCap 400/BARRA Value Index Fund

iShares S&P SmallCap 600/BARRA Growth Index Fund

iShares S&P 100 Index Fund

iShares Dow Jones U.S. Total Market Index Fund

iShares Dow Jones Select Dividend Index Fund

iShares Russell 3000 Index Fund

iShares Russell 3000 Growth Index Fund

iShares Russell 2000 Growth Index Fund

iShares Russell 1000 Index Fund

iShares Russell 1000 Growth Index Fund

iShares Russell 1000 Value Index Fund

Funds that Use Representative Sampling

iShares S&P SmallCap 600 Index Fund

iShares S&P SmallCap 600/BARRA Value Index Fund

iShares S&P MidCap 400 Index Fund

iShares S&P 1500 Index Fund

iShares S&P Global 100 Index Fund

iShares S&P Global Energy Sector Index Fund

iShares S&P Global Financials Sector Index Fund

iShares S&P Global Healthcare Sector Index Fund

iShares S&P Global Technology Sector Index Fund

iShares S&P Global Telecommunications Sector Index Fund

iShares S&P Europe 350 Index Fund

iShares S&P Latin America 40 Index Fund

iShares S&P/TOPIX 150 Index Fund

iShares Dow Jones U.S. Basic Materials Sector Index Fund

iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund

iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund

iShares Dow Jones U.S. Energy Sector Index Fund

iShares Dow Jones U.S. Financial Sector Index Fund

iShares Dow Jones U.S. Healthcare Sector Index Fund

iShares Dow Jones U.S. Industrial Sector Index Fund

iShares Dow Jones U.S. Technology Sector Index Fund

iShares Dow Jones U.S. Telecommunications Sector Index Fund

iShares Dow Jones U.S. Utilities Sector Index Fund

iShares Dow Jones U.S. Financial Services Index Fund

iShares Dow Jones U.S. Real Estate Index Fund

iShares Dow Jones Transportation Average Index Fund

iShares Russell 3000 Value Index Fund

iShares Russell 2000 Index Fund

iShares Russell 2000 Value Index Fund

iShares Russell Midcap Index Fund

iShares Russell Midcap Growth Index Fund

iShares Russell Midcap Value Index Fund

iShares Cohen & Steers Realty Majors Index Fund

iShares Nasdaq Biotechnology Index Fund

iShares Goldman Sachs Technology Index Fund

iShares Goldman Sachs Networking Index Fund

iShares Goldman Sachs Semiconductor Index Fund

iShares Goldman Sachs Software Index Fund

iShares Goldman Sachs Natural Resources Index Fund

iShares MSCI EAFE Index Fund

iShares NYSE Composite Index Fund

iShares NYSE 100 Index Fund

iShares Morningstar Large Core Index Fund

iShares Morningstar Large Growth Index Fund

iShares Morningstar Large Value Index Fund

iShares Morningstar Mid Core Index Fund

iShares Morningstar Mid Growth Index Fund

iShares Morningstar Mid Value Index Fund

iShares Morningstar Small Core Index Fund

iShares Morningstar Small Growth Index Fund

iShares Morningstar Small Value Index Fund

page 4	i	Shares

At least 90% of each Fund’s assets will be invested in securities in its Underlying Index or in American Depository Receipts (“ADRs”) based on securities in its Underlying Index. A Fund may invest up to 10% of its assets in securities not included in its Underlying Index but which BGFA believes will help the Fund track its Underlying Index. The following examples illustrate the circumstances in which a Fund would hold securities not included in its Underlying Index. First, in order to reflect various corporate actions (such as mergers) and other changes in the Fund’s Underlying Index (reconstitutions), a Fund may hold securities that are announced as additions to the Underlying Index prior to their actual date of inclusion in such Index. Second, a Fund may hold securities that have been recently deleted from its Underlying Index due to various corporate actions and reconstitutions. Third, a Fund may invest in securities outside the Underlying Index when necessary to meet the diversification requirements of a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). In such cases, the securities outside the Underlying Index will be securities in the relevant market, market segment, market sector or group of industries tracked by such Index. A Fund also may invest its other assets in futures contracts, options on futures contracts, options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA.

Representative Sampling is used for those Funds where BGFA believes that Replication is not the most effective means to track the Underlying Index. The number of securities, liquidity of underlying securities, restrictions on the ownership of securities, high transaction expenses and other trading costs, and tax and other regulatory restrictions are among the factors that BGFA considers. Although Representative Sampling has been an effective means of approximating index performance in the past, it will not usually enable a Fund to track the Underlying Index’s performance with the accuracy achieved by Replication. Each Fund will be reviewed regularly and adjusted, when necessary, to correlate with the relevant Underlying Index.

Lack of Diversification of Certain Funds. The following table sets forth the diversification status of each Fund.

Diversified Funds

iShares S&P 500 Index Fund

iShares S&P 500/BARRA Value Index Fund

iShares S&P MidCap 400 Index Fund

iShares S&P MidCap 400/BARRA Growth Index Fund

iShares S&P MidCap 400/BARRA Value Index Fund

iShares S&P SmallCap 600 Index Fund

iShares S&P SmallCap 600/BARRA Growth Index Fund

iShares S&P SmallCap 600/BARRA Value Index Fund

iShares S&P 1500 Index Fund

iShares S&P Europe 350 Index Fund

iShares Dow Jones U.S. Total Market Index Fund

iShares Dow Jones Select Dividend Index Fund

iShares Russell 3000 Index Fund

iShares Russell 3000 Growth Index Fund

iShares Russell 3000 Value Index

iShares Russell 2000 Index Fund

iShares Russell 2000 Growth Index Fund

iShares Russell 2000 Value Index Fund

iShares Russell 1000 Index Fund

iShares Russell 1000 Value Index Fund

iShares Russell Midcap Index Fund

iShares Russell Midcap Growth Index Fund

iShares Russell Midcap Value Index Fund

iShares NYSE Composite Index Fund

iShares NYSE 100 Index Fund

iShares Morningstar Mid Core Index Fund

iShares Morningstar Mid Growth Index Fund

iShares Morningstar Mid Value Index Fund

iShares Morningstar Small Core Index Fund

iShares Morningstar Small Growth Index Fund

iShares Morningstar Small Value Index Fund

Non-Diversified Funds

iShares S&P 500/BARRA Growth Index Fund

iShares S&P 100 Index Fund

iShares S&P Global 100 Index Fund

iShares S&P Global Energy Sector Index Fund

iShares S&P Global Financials Sector Index Fund

iShares S&P Global Healthcare Sector Index Fund

iShares S&P Global Technology Sector Index Fund

iShares S&P Global Telecommunications Sector Index Fund

iShares S&P Latin America 40 Index Fund

iShares S&P/TOPIX 150 Index Fund

iShares Dow Jones U.S. Basic Materials Sector Index Fund

iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund

iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund

iShares Dow Jones U.S. Energy Sector Index Fund

iShares Dow Jones U.S. Financial Sector Index Fund

iShares Dow Jones U.S. Healthcare Sector Index Fund

iShares Dow Jones U.S. Industrial Sector Index Fund

iShares Dow Jones U.S. Technology Sector Index Fund

iShares Dow Jones U.S. Telecommunications Sector Index Fund

iShares Dow Jones U.S. Utilities Sector Index Fund

iShares Dow Jones U.S. Financial Services Index Fund

iShares Dow Jones U.S. Real Estate Index Fund

iShares Dow Jones Transportation Average Index Fund

iShares Russell 1000 Growth Index Fund

iShares Investment Strategies and Risks	page 5

Non-Diversified Funds (cont.)

iShares Cohen & Steers Realty Majors Index Fund

iShares Nasdaq Biotechnology Index Fund

iShares Goldman Sachs Technology Index Fund

iShares Goldman Sachs Networking Index Fund

iShares Goldman Sachs Semiconductor Index Fund

iShares Goldman Sachs Software Index Fund

iShares Goldman Sachs Natural Resources Index Fund

iShares MSCI EAFE Index Fund

iShares Morningstar Large Core Index Fund

iShares Morningstar Large Growth Index Fund

iShares Morningstar Large Value Index Fund

With respect to 75% of a Fund’s total assets, a diversified Fund does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25 percent of the Fund’s total assets may be invested in any manner.

A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of such a Fund and, consequently, the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s iShares to greater price volatility than that experienced by more diversified investment companies.

In addition, both diversified and non-diversified Funds may concentrate their investments in a particular industry or group of industries, as noted in the description of such Fund. The securities of issuers in particular industries may dominate the Underlying Index of such a Fund and consequently the Fund’s investment portfolio. This may adversely affect its performance or subject the Fund’s iShares to greater price volatility than that experienced by less concentrated investment companies.

Each Fund, however (whether diversified or non-diversified), intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives.

Lending Portfolio Securities. Pursuant to guidelines approved by the Board, each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the U.S., organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Funds’ securities lending agent considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the applicable Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

BGI acts as securities lending agent for the Funds, subject to the overall supervision of BGFA. Pursuant to an exemptive order granted by the Securities and Exchange Commission (the “SEC”), BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Funds have also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

page 6	i	Shares

Repurchase Agreements. Each Fund may enter into repurchase agreements with banks and securities dealers. Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Should a Fund enter into a repurchase agreement, each such Fund would maintain custody of the underlying securities prior to their repurchase. Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose each Fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations. The financial institutions with which each Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BGFA. BGFA will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest). In addition, BGFA will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. BGFA will mark-to-market daily the value of the securities. Under the 1940 Act, repurchase agreements are considered loans.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund’s assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. No Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund’s return with the performance of the Underlying Index and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which the Fund may invest include: (i) short-term obligations issued by the

iShares Investment Strategies Risks	page 7

U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

BGFA received an exemptive order from the SEC which permits the funds it manages, including the Funds of the Trust, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the Funds are permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

Foreign Securities. Each Fund may purchase publicly traded common stocks of foreign corporations. Each Fund’s investment in common stock of foreign corporations may also be in the form of American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). ADRs and GDRs are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation.

Investment Companies, REITs. Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts to the extent allowed by law. Under the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Each Fund may invest its assets in securities of money market funds advised by BGFA or otherwise affiliated with such Fund. No Fund will invest more than 10% of its total assets in investment companies or other pooled investment vehicles.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Short-Term Instruments and Temporary Investments. Each Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”); (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality as determined by BGFA, (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “Aa” by Moody’s or “AA” by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by a Fund.

Futures and Options. Each Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase security investments when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position

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by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing options is unlimited.

Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin”, to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Future Developments. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this Statement of Additional Information and in the applicable Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks. A discussion of some of the risks associated with an investment in a Fund is contained in the applicable Prospectus.

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of iShares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors,

iShares Investment Strategies Risks	page 9

including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Underlying Investments are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s iShares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it contractually is entitled to receive).

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Proxy Voting Policy

The Trust has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to each Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Fund. Therefore, the remainder of this section discusses BGFA’s proxy voting guidelines.

BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgement, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors; and

•	BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

•	BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having any influence on BGFA’s proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA’s independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary’s instructions.

Construction and Maintenance Standards for the Underlying Investments

Brief descriptions of the Underlying Indexes on which the Funds are based and the equity markets in which the Funds invest are provided below.

The S&P Indices Generally

Component Selection Criteria for Domestic Investments. The Standard & Poor’s Index Committee is responsible for the overall management of the S&P Indices. Companies (i.e., the “components”) selected for the investments represent a broad range of industry segments within the U.S. economy. The starting universe, all U.S. publicly traded companies, is screened to eliminate ADRs, mutual funds, limited partnerships and royalty trusts. The following criteria are then analyzed to determine a company’s eligibility for inclusion in the investments. Ownership of a company’s outstanding common shares is analyzed in order to screen out closely held companies. The trading volume of a company’s stock is analyzed to ensure ample liquidity and efficient share pricing. Both the financial and operating condition of a company also are analyzed.

Component Selection Criteria for International Indices. All securities comprising 95% of the eligible investable universe in fourteen European markets and the United Kingdom for the S&P Euro 350; 70% of the market value of the Japanese equity market for the S&P Tokyo Stock Price Index (“TOPIX”) 150; 30% of the estimated total market capitalization for the region’s largest countries for the S&P Latin America 40, were considered for inclusion. Where there were multiple classes of a particular equity, all classes were deemed eligible if they met the criteria for size, liquidity and sector representation. The securities in the universe are ranked according to Global Industry Classification Standards (“GICS”). Generally, S&P observes a prospective constituent’s liquidity over a period of at least 6 months before consideration for inclusion. However, it is recognized that there may be extraordinary situations when companies should be added immediately (e.g., certain privatizations). When a particular company dominates its home market, it may be excluded from the index if analysis of the sectors reveals that its securities are not as liquid as those of similar companies in other countries. The international indices may include ADRs and GDRs.

Issue Changes. General oversight responsibility for the S&P Indices, including overall policy guidelines and methodology, is handled by the S&P Global Index Committee. Maintenance of component investments, including additions and deletions to these investments, is the responsibility of separate regional index committees composed of Standard & Poor’s staff specialized in the various regional equity markets and, in some cases with the assistance of local stock exchanges. Public announcements of index changes as the result of committee decisions will generally be made two business days in advance of the anticipated effective date whenever possible, although for exceptional corporate events announcements may be made earlier.

Index Maintenance. Maintaining the S&P Indices includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. Share changes of less than 5% are only updated on a quarterly basis on the Friday near the end of the calendar quarter.

A company will be removed from the S&P Indices as a result of mergers/acquisitions, bankruptcy, restructuring, or if it is no longer representative of its industry group. A company is removed from the relevant index as close as possible to the actual date on which the event occurred. A company can be removed from an index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group. All replacement companies are selected based on the above component section criteria.

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When calculating index weights, individual constituents’ shares held by governments, corporations, strategic partners, or other control groups are excluded from the company’s shares outstanding. Shares owned by other companies are also excluded regardless of whether they are index constituents.

In countries with regulated environments, where a foreign investment limit exists at the sector or company level, the constituent’s weight will reflect either the foreign investment limit or the percentage float, whichever is the more restrictive.

Once a year, the float adjustments will be reviewed. Each company’s financial statements will be used to update the major shareholders’ ownership. However, any Investable Weight Factor (IWF) changes, equal to or greater than 5% will be implemented as soon as reasonably possible when it results from a major corporate action. (i.e., privatization, merger, takeover, or share offering).

Changes in the number of shares outstanding driven by corporate events such as stock dividends, splits, and rights issues will be adjusted on the ex-date. Share changes of 5% or greater are implemented when they occur. All share changes of less than 5% are updated on a quarterly basis (third Friday of March, June, September, and December or at the close of the expiration of futures contracts). Implementation of new additions, deletions, and changes to the float adjustment, due to corporate actions, will be made available at the close of the third Friday in March, June, September and December. Generally, index changes, due to rebalancing, are announced two days before the effective date by way of a news release posted on www.spglobal.com.

Index Availability. The S&P Investments are calculated continuously and are available from major data vendors.

S&P 100 Index

Number of Components: 100

Index Description. The S&P 100 Index measures the performance of the large- capitalization sector of the U.S. equity market. It is a subset of the S&P 500 Index. The Index is a capitalization-weighted index representing stocks from a broad range of industries, chosen for market size, liquidity and industry group representation. The S&P 100 Index is a widely tracked index for blue-chip stocks. The S&P 100 serves as the basis for the S&P 100 options contract which trades on the CBOE. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price times the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

S&P 500 Index

Number of Components: 500

Index Description. The Standard & Poor’s 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. It serves as the underlying index for the S&P 500/BARRA Growth and Value Index series. It is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

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S&P 500/BARRA Growth Index

Number of Components: approximately 160

Index Description. The S&P 500/BARRA Growth Index measures the performance of the large-capitalization growth sector of the U.S. equity market. It is a subset of the S&P 500 Index and consists of those companies with the highest price-to-book ratios within the S&P 500 Index representing approximately 50% of the market capitalization of that index. It is a capitalization-weighted index representing stocks from a broad range of industries. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

S&P 500/BARRA Value Index

Number of Components: approximately 340

Index Description. The S&P 500/BARRA Value Index measures the large- capitalization value sector of the U.S. equity market. It is a subset of the S&P 500 Index and consists of those companies with the lowest price-to-book ratios within the S&P 500 Index representing approximately 50% of the market capitalization of that index. It is a capitalization-weighted index representing stocks from a broad range of industries. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

S&P MidCap 400 Index

Number of Components: 400

Index Description. The S&P 400 MidCap Index measures the performance of the mid-capitalization sector of the U.S. equity market. It serves as the underlying index for the S&P 400/BARRA Growth and Value Index series. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Index is a benchmark for performance measurement of the mid-capitalization segment of the U.S. equity market.

S&P MidCap 400/BARRA Growth Index

Number of Components: approximately 164

Index Description. The S&P MidCap 400/BARRA Growth Index measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is a subset of the S&P 400 Index and consists of those companies with the highest price-to-book ratios within the S&P 400 Index representing approximately 50% of the market capitalization of that index. It is a capitalization-weighted index representing stocks from a broad range of industries. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

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S&P MidCap 400/BARRA Value Index

Number of Components: approximately 236

Index Description. The S&P MidCap 400/BARRA Value Index measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P 400 Index and consists of those companies with the lowest price-to-book ratios within the S&P 400 Index representing approximately 50% of the market capitalization of that index. It is a capitalization-weighted index representing stocks from a broad range of industries. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

S&P SmallCap 600 Index

Number of Components: 600

Index Description. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market. It serves as the underlying index for the S&P 600/BARRA Growth and Value Index series. It is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

S&P SmallCap 600/BARRA Growth Index

Number of Components: approximately 224

Index Description. The S&P SmallCap 600/BARRA Growth Index measures the performance of the small-capitalization growth sector of the U.S. equity market. It is a subset of the S&P 600 Index and consists of those companies with the highest price-to-book ratios within the S&P 600 Index representing approximately 50% of the market capitalization of that index. It is a capitalization-weighted index representing stocks from a broad range of industries. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

S&P SmallCap 600/BARRA Value Index

Number of Components: approximately 376

Index Description. The S&P SmallCap 600/BARRA Value Index measures the performance of the small-capitalization value sector of the U.S. equity market. It is a subset of the S&P 600 Index and consists of those companies with the lowest price-to-book ratios within the S&P 600 Index representing approximately 50% of the market capitalization of that index. It is a capitalization-weighted index representing stocks from a broad range of industries. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

S&P Composite 1500 Index

Number of Components: approximately 1500

Index Description. The S&P Composite 1500 Index is comprised of the S&P 500, MidCap 400, and SmallCap 600 Indices, which together represent approximately 90% of the total U.S. equity market. The securities in the Index are weighted based on the total market value of their outstanding shares. Securities with higher total market values have a larger representation in the Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. As of January 1, 2004, the S&P 500 Index included 78% of the market capitalization of all publicly-traded U.S. equity securities. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The securities in the S&P MidCap 400 Index have a market capitalization of between $1 billion and $5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation. The S&P SmallCap 600 Index measures the performance of publicly-traded securities in the small-capitalization sector of the U.S. equity market.

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S&P Global 100 Index

Number of Components: 100

Index Description. The Standard & Poor’s Global 100 Index is designed to measure the performance of 100 large transnational companies that are of major importance in the global markets. A global company is defined as a corporation that has production facilities and/or other fixed assets in at least one foreign country, and makes its major management decisions in a global context. The degree to which sales are executed outside the home country is a factor in determining a company’s global reach. The market capitalization of index constituent companies is adjusted to reflect only those shares that are available to foreign investors. The composition of the S&P Global 100 Index is derived from the S&P Global 1200 Index and only includes transnational corporations under the above definition which had a minimum adjusted market capitalization of US$5 billion. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on June 30, 2003, the Index was comprised of stocks of companies in the following countries: Australia, Belgium, Canada, Finland, France, Germany, Great Britain, Italy, Japan, Korea, Netherlands, Spain, Sweden, Switzerland and the United States.

S&P Global Energy Sector Index

Number of Components: approximately 52

Index Description. The Standard & Poor’s Global Energy Sector Index is designed to measure the performance of companies that S&P deems to be part of the energy sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted to reflect only those shares that are available to foreign investors. The S&P Global Energy Sector Index is a subset of the S&P Global 1200 Index. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on June 30, 2003, the Index was comprised of stocks of companies in the following countries: Argentina, Australia, Austria, Brazil, Canada, France, Great Britain, Hong Kong, Italy, Japan, Netherlands, Norway, Spain, and the United States.

S&P Global Financials Sector Index

Number of Components: approximately 226

Index Description. The Standard & Poor’s Global Financials Sector Index is designed to measure the performance of companies that S&P deems to be part of the financial sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted to reflect only those shares that are available to foreign investors. The S&P Global Financials Sector Index is a subset of the S&P Global 1200 Index. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on June 30, 2003, the Index was comprised of stocks of companies in the following countries: Argentina, Australia, Belgium, Brazil, Canada, Chile, Denmark, France, Germany, Great Britain, Greece, Hong Kong, Ireland, Italy, Japan, Korea, Mexico, Netherlands, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan and the United States.

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S&P Global Healthcare Sector Index

Number of Components: approximately 74

Index Description. The Standard & Poor’s Global Healthcare Sector Index is designed to measure the performance of companies that S&P deems to be part of the healthcare sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted to reflect only those shares that are available to foreign investors. The S&P Global Healthcare Sector Index is a subset of the S&P Global 1200 Index. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on June 30, 2003, the Index is comprised of stocks of companies in the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Great Britain, Ireland, Japan, Switzerland and the United States.

S&P Global Information Technology Sector Index

Number of Components: approximately 134

Index Description. The Standard & Poor’s Global Information Technology Sector Index is designed to measure the performance of companies S&P deems to be part of the technology sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted to reflect only those shares that are available to foreign investors. The S&P Global Information Technology Sector Index is a subset of the S&P Global 1200 Index. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on June 30, 2003, the Index was comprised of stocks of companies in the following countries: Canada, Finland, France, Germany, Great Britain, Japan, Korea, Netherlands, Spain, Sweden, Taiwan and the United States.

S&P Global Telecommunications Sector Index

Number of Components: approximately 48

Index Description. The Standard & Poor’s Global Telecommunications Sector Index is designed to measure the performance of companies that S&P deems to be part of the telecommunications sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted to reflect only those shares that are available to foreign investors. The S&P Global Telecommunications Sector Index is a subset of the S&P Global 1200 Index. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on June 30, 2003, the Index was comprised of stocks of companies in the following countries: Australia, Brazil, Canada, Denmark, France, Germany, Great Britain, Greece, Hong Kong, Italy, Japan, Mexico, Netherlands, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United States.

S&P Europe 350 Index

Number of Components: 350

Index Description. The Standard & Poor’s Europe 350 Index measures the performance of equities in the continental European region, made up of fifteen markets: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is a capitalization-weighted index of 350 stocks providing geographic and economic diversity over S&P’s ten market sectors, each chosen for market size, liquidity and industry group representation. The market capitalization of index constituent companies is adjusted to reflect only those shares which are available to foreign investors. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

S&P Latin America 40 Index

Number of Components: 40

Index Description. The S&P Latin America 40 Index is comprised of highly liquid securities from major economic sectors of the Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the index. A large number of the index constituents are ADRs, and not local securities. The benchmark is

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constructed with the addition of a float-adjustment factor. The size of its region mirrors its regional investable equity universe sector weights, based on adjusted market capitalization.

S&P/TOPIX 150 Index

Number of Components: 150

Index Description. The S&P/TOPIX 150 Index includes 150 highly liquid securities selected from each major sector of the Tokyo market. The benchmark is constructed with the addition of a float-adjustment factor. The Index includes 75% of the market value of the Japanese equity market.

The Dow Jones Indexes Generally

Component Selection Criteria. The securities in the Dow Jones Indexes (sometimes referred to as the “components”) are rebalanced quarterly (with the exception of the Dow Jones Select Dividend Index), to reflect changes in the marketplace. The Dow Jones Select Dividend Index is rebalanced annually. Securities of companies listed on a U.S. exchange (such as the NYSE, the AMEX or the NASDAQ) are considered for inclusion in the indices, with the following general rules and exceptions. Stocks must have a minimum trade history of 6 months on the rebalancing date to be eligible for inclusion. Foreign issues, including ADRs and GDRs, non-common equity issues such as preferred stocks, convertible notes, warrants, rights, closed-end funds, trust receipts, limited liabilities companies, royalty trusts, units, limited partnerships, over-the-counter bulletin boards and pink sheet stocks generally are not eligible for inclusion in the indexes. Companies that are at least 75% owned by another company and stocks with more than 10 non-trading days in a quarter.

Issue Changes. Each index (with the exception of the Dow Jones Select Dividend Index) is reviewed and rebalanced quarterly to maintain accurate representation of the market segment represented by the Index. The Dow Jones Select Dividend Index is reviewed and rebalanced annually. Securities that leave an index between reconstitution dates are not replaced. Thus, the number of securities in an index between rebalancing dates fluctuate according to corporate activity. When a stock is acquired, delisted, or moves to the pink sheets or OTC bulletin boards, the stock is deleted from the index. The only additions between rebalancing dates are as a result of spin-offs.

Index Maintenance. Maintaining the Dow Jones Indexes includes monitoring and completing the adjustments for additions and deletions to each Index, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. Generally each component security in an Index is limited to a maximum market capitalization of 25% of the index weight, and sum of the weights of all component securities greater than 5% of the index is limited to 50% of the index total. If components fail either rule, their market capitalization will be reduced to meet the set guidelines. The Dow Jones Select Dividend Index, limits the weighting in the index of each component security to no greater than 5% of the Index.

Index Availability. The Dow Jones Indexes are calculated continuously and are available from major data vendors.

Dow Jones U.S. Total Market Index

Number of Components: approximately 1,584

Index Description. The Dow Jones U.S. Total Market Index measures the performance of the U.S. equity broad markets. It serves as the underlying index in the Dow Jones U.S. Large-Cap Index, Dow Jones U.S. Mid-Cap Index, Dow Jones U.S. Small-Cap Index and the Dow Jones U.S. sector indices. The Dow Jones U.S. Total Market Index is a capitalization-weighted index, so the impact of a component’s price change is proportional to the issue’s total market value, which is the share price times the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Total Market Index represents 95% of the market capitalization of listed U.S. equities.

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Dow Jones U.S. Basic Materials Sector Index

Number of Components: approximately 67

Index Description. The Dow Jones U.S. Basic Materials Sector Index measures the performance of the basic materials economic sector of the U.S. equity market. The Dow Jones U.S. Basic Materials Sector Index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Basic Materials Sector Index is capitalization-weighted and includes only companies in the Basic Materials sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

Dow Jones U.S. Consumer Cyclical Sector Index

Number of Components: approximately 276

Index Description. The Dow Jones U.S. Consumer Cyclical Sector Index measures the performance of the consumer cyclical economic sector of the U.S. equity market. The Dow Jones U.S. Consumer Cyclical Sector Index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Consumer Cyclical Sector Index is capitalization-weighted and includes only companies in the Consumer Cyclical sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

Dow Jones U.S. Consumer Non-Cyclical Sector Index

Number of Components: approximately 99

Index Description. The Dow Jones U.S. Non-Cyclical Sector Index measures the performance of the non-cyclical economic sector of the U.S. equity market. The Dow Jones U.S. Non-Cyclical Sector Index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Non-Cyclical Sector Index is capitalization-weighted and includes only companies in the Non-Cyclical sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

Dow Jones U.S. Energy Sector Index

Number of Components: approximately 79

Index Description. The Dow Jones U.S. Energy Sector Index measures the performance of the energy economic sector of the U.S. equity market. The Dow Jones U.S. Energy Sector Index is a subset of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Energy Sector Index represents approximately 5.5% of the market capitalization of listed U.S. equities.

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Dow Jones U.S. Financial Sector Index

Number of Components: approximately 291

Index Description. The Dow Jones U.S. Financial Sector Index measures the performance of the financial economic sector of the U.S. equity market. The Dow Jones U.S. Financial Sector Index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Financial Sector Index is capitalization-weighted and includes only companies in the financial sector of the Dow Jones U.S. Total Market Index. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

Dow Jones U.S. Healthcare Sector Index

Number of Components: approximately 172

Index Description. The Dow Jones U.S. Healthcare Sector Index measures the performance of the Healthcare economic sector of the U.S. equity market. This Dow Jones U.S. Healthcare Sector Index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Healthcare Sector Index is capitalization-weighted and includes only companies in the Healthcare Sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

Dow Jones U.S. Industrial Sector Index

Number of Components: approximately 253

Index Description. The Dow Jones U.S. Industrial Sector Index measures the performance of the Industrial economic sector of the U.S. equity market. The Dow Jones U.S. Industrial Index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Industrial Sector Index is capitalization-weighted and includes only companies in the Industrial sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

Dow Jones U.S. Technology Sector Index

Number of Components: approximately 250

Index Description. The Dow Jones U.S. Technology Sector Index measures the performance of the Technology economic sector of the U.S. equity market. The Dow Jones U.S. Technology Sector Index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Technology Index is capitalization-weighted and includes only companies in the Technology sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

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Dow Jones U.S. Telecommunications Sector Index

Number of Components: approximately 20

Index Description. The Dow Jones U.S. Telecommunications Sector Index measures the performance of the Telecommunications economic sector of the U.S. equity market. The Dow Jones U.S. Telecommunications Sector Index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Telecommunications Sector Index is capitalization-weighted and includes only companies in the Telecommunications sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

Dow Jones U.S. Utilities Sector Index

Number of Components: approximately 77

Index Description. The Dow Jones U.S. Utilities Sector Index measures the performance of the utilities economic sector of the U.S. equity market. The Dow Jones U.S. Utilities Sector Index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Utilities Sector Index is capitalization-weighted and includes only companies in the Utilities sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

Dow Jones U.S. Financial Services Index

Number of Components: approximately 156

Index Description. The Dow Jones U.S. Financial Services Index measures the performance of the financial services industry segment of the U.S. equity market. The Dow Jones U.S. Financial Services Index is a subset of the Dow Jones U.S. Financial Index. The Dow Jones U.S. Financial Services Index is capitalization-weighted and includes only companies in the Banks, Savings & Loans, Securities Brokerage and Financial Services sectors of the Dow Jones U.S. Financial Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

Dow Jones U.S. Real Estate Index

Number of Components: approximately 73

Index Description. The Dow Jones U.S. Real Estate Index measures the performance of the Real Estate industry of the U.S. equity market. The Dow Jones U.S. Real Estate Index is a subset of the Dow Jones U.S. Financial Index. The Dow Jones U.S. Real Estate Index is capitalization-weighted and includes only companies in the Real Estate industry of the Dow Jones U.S. Financial Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

Dow Jones Select Dividend Index

Number of Components: approximately 50

Index Description. The Dow Jones Select Dividend Index measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. The Dow Jones Select Dividend Index is comprised of fifty of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Total Market Index, a broad-based index representative of the total market for U.S. equity securities. To be included in the Index, the securities (i) must have had a positive dividend-per-share growth rate for each of the last five years (i.e., paid higher dividends each year); (ii) must have an average five-year dividend payout ratio of 60% or less; and (iii) must have an annual average daily dollar trading volume of more than $1.5 million. “Dividend payout ratio” reflects the percentage of a company’s earnings paid out as dividends. A ratio of 60% would mean that a company paid out approximately 60% of its earnings as dividends. A company with a lower dividend payout ratio has more earnings to support dividends, and adjustments or changes in the level of earnings are therefore less likely to significantly affect the level of dividends paid. Positive dividend growth rate is a measure of dividend consistency, since it provides some indication of a company’s ability to continue to pay dividends.

Dow Jones Transportation Average Index

Number of Components: approximately 20

Index Description. The Dow Jones Transportation Average Index measures the performance of companies from the Industrial Transportation, Airline and General Industrial Services industries of the U.S. equity market. Companies are selected for inclusion in the Index by the editors of The Wall Street Journal. The Index, for practical purposes, is a subset of the Dow Jones U.S. Total Market Index. The component stocks are weighted based on the price of the component securities, with the highest priced securities generally having higher weighting in the Index. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

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The Russell Indices Generally

Component Selection Criteria. The securities in the Russell Indices (sometimes referred to as the “components”) are reconstituted annually after the close on June 30 (or the last business day of June), to reflect changes in the marketplace. The starting universe for the Russell 3000 Index, all U.S. exchange and NASDAQ listed companies, is ranked by decreasing total market capitalization. The Russell 2000 Index and the Russell 1000 Index are subsets of the Russell 3000 Index. All companies listed on a U.S. exchange or the NASDAQ are considered for inclusion in the investments with the following rules and exceptions. Stocks must trade at or above $1.00 on May 31 to be eligible for inclusion. Only one class of security is allowed into the investments, however, special cases may exist if it is determined that each class acts independent of the other. Stocks incorporated in other countries are excluded. Also excluded are preferred and convertible preferred stock, participating preferred stock, redeemable shares, warrants and rights, trust receipts, royalty trusts, limited liability companies, OTC bulletin boards and pink sheet stocks, mutual funds, limited partnerships, and foreign stocks. After component selection, stocks are weighted by their available market capitalization, which is calculated by multiplying the primary exchange closing price by the adjusted shares. The purpose of this adjustment is to exclude the capitalization that is not available for purchase and is not part of the investing opportunity set.

Issue Changes. Securities that leave the Russell Indices between reconstitution dates are not replaced. Thus, the number of securities in the investments over the year will fluctuate according to corporate activity. When a stock is acquired, delisted, reincorporated outside of the U.S. or moves to the pink sheets or OTC bulletin boards, the stock is deleted from the relevant investments. When acquisitions or mergers take place, the stock’s capitalization moves to the acquiring stock, hence, mergers have no effect on index total capitalization if the acquiring stock is part of the index. The only additions between reconstitution dates are as a result of spin-offs.

Index Maintenance. Maintaining the Russell Indices includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. In addition, significant float adjustments due to outstanding share capital changes actions are made month-end. The divisor is adjusted for all changes in company market value to leave the value of the investments unaffected. All divisor adjustments are made after the close of trading and after the calculation of the closing value of the Russell Investments.

Index Availability. The Russell Indices are calculated continuously and are available from major data vendors.

Russell 3000 Index

Number of Components: approximately 3,000

Index Description. The Russell 3000 Index measures the performance of the U.S. equity broad market. It serves as the underlying index for Russell 3000 Growth and Value series and the Russell 1000 and Russell 2000 Investments, as well as each respective Growth and Value series. It is a capitalization-weighted index of the 3000 largest companies incorporated in the U.S. and its territories. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares available. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 3000 Index represents approximately 98% of the market capitalization of listed U.S. equities and is a leading benchmark of the broad U.S. equity market.

Russell 3000 Growth Index

Number of Components: approximately 1,915

Index Description. The Russell 3000 Growth Index measures the growth sector of the U.S. equity broad market. It is a subset of the Russell 3000 Index. It is capitalization-weighted index and consisting of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth and represents approximately 51% of the total market capitalization of the Russell 3000 Index. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares available. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 3000 Growth Index represents approximately 45% of the market capitalization of listed U.S. equities.

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Russell 3000 Value Index

Number of Components: approximately 2,052

Index Description. The Russell 3000 Value Index measures the value sector of the broad U.S. equity market. It is a subset of the Russell 3000 Index. It is a capitalization-weighted index consisting of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth and represents approximately 49% of the total market capitalization of the Russell 3000 Index. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares available. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 3000 Value Index represents approximately 43% of the market capitalization of listed U.S. equities.

Russell 2000 Index

Number of Components: approximately 1,999

Index Description. The Russell 2000 Index measures the small-capitalization sector of the U.S. equity market. It is a subset of the Russell 3000 Index and serves as the underlying index for the Russell 2000 Growth and Value index series. It is a capitalization-weighted index consisting of the 2000 smallest companies in the Russell 3000 Index. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares available. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 2000 Index represents approximately 6% of the market capitalization of listed U.S. equities and is a leading benchmark of the U.S. small cap equity market.

Russell 2000 Growth Index

Number of Components: approximately 1,326

Index Description. The Russell 2000 Growth Index measures the small-capitalization growth sector of the U.S. equity market. It is a subset of the Russell 2000 Index. It is a capitalization-weighted index consisting of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth and represents approximately 49% of the total market capitalization of the Russell 2000 Index. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares available. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 2000 Growth Index represents approximately 3% of the market capitalization of listed U.S. equities and is a leading benchmark of the U.S. small cap growth equity market.

Russell 2000 Value Index

Number of Components: approximately 1,314

Index Description. The Russell 2000 Value Index measures the small-capitalization value sector of the U.S. equity market. It is a subset of the Russell 2000 Index. It is a capitalization-weighted index consisting of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth and represents approximately 51% of the total market capitalization of the Russell 2000 Index. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares available. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 2000 Value Index represents approximately 3% of the market capitalization of listed U.S. equities and is a leading benchmark of the U.S. small cap value equity market.

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Russell 1000 Index

Number of Components: approximately 1000

Index Description. The Russell 1000 Index measures the performance of the large-capitalization sector of the U.S. equity market. It is a subset of the Russell 3000 Index and serves as the underlying index for the Russell 1000 Growth and Value Investments, and the Russell Top 200 and MidCap series. It is a capitalization-weighted index consisting of the 1000 largest companies in the Russell 3000. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares available. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 1000 Index represents approximately 82% of the market capitalization of listed U.S. equities and is a leading benchmark of the large cap U.S. market.

Russell 1000 Growth Index

Number of Components: approximately 589

Index Description. The Russell 1000 Growth Index measures the large-capitalization growth sector of the U.S. equity market. It is a subset of the Russell 1000 Index. It is a capitalization-weighted index consisting of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth and represents approximately 51% of the total market capitalization of the Russell 1000 Index. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares available. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 1000 Growth Index represents approximately 40% of the market capitalization of listed U.S. equities and is a leading benchmark of the large cap growth U.S. market.

Russell 1000 Value Index

Number of Components: approximately 738

Index Description. The Russell 1000 Value Index measures the large-capitalization value sector of the U.S. equity market. It is a subset of the Russell 1000 Index. It is a capitalization-weighted index consisting of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth and represents approximately 49% of the total market capitalization of the Russell 1000 Index. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares available. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 1000 Value Index represents approximately 40% of the market capitalization of listed U.S. equities and is a leading benchmark of the large cap value U.S. market.

Russell Midcap Index

Number of Components: approximately 800

Index Description. The Russell Midcap Index is a capitalization-weighted index consisting of approximately the 800 smallest companies in the Russell 1000 Index. As in all Russell indexes, component companies are adjusted for available float—weighted according to the market value of their available outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price times the number of shares available. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell MidCap Index represents approximately 21% of the market capitalization of listed U.S. equities and is a widely used benchmark of the U.S. mid cap equity market.

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Russell Midcap Growth Index

Number of Components: approximately 461

Index Description. The Russell Midcap Growth Index is a capitalization-weighted index that measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is a subset of the Russell Midcap Index, representing approximately 43% of the total market capitalization of the Russell Midcap Index. The Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth. As in all Russell indexes, component companies are adjusted for available float—weighted according to the market value of their available outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price times the number of shares available. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

Russell Midcap Value Index

Number of Components: approximately 599

Index Description. The Russell Midcap Value Index is a capitalization-weighted index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the Russell Midcap Index, representing approximately 57% of the total market capitalization of the Russell Midcap Index. The Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth. As in all Russell indexes, component companies are adjusted for available float—weighted according to the market value of their available outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price times the number of shares available. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

The Cohen & Steers Realty Majors Index Generally

Component Selection Criteria. An investment committee determines the securities (i.e., the “components”) of the Index. The universe of Real Estate Investment Trusts (“REITs”) is first screened for market capitalization and liquidity requirements. To be eligible for inclusion, a REIT must have a minimum market capitalization of $500 million and a minimum of 600,000 shares traded per month. The Index is composed only of core property types: office, industrial, apartments and retail. The investment committee determines the final 30 constituents based on a rigorous review process. Criteria for inclusion include: the quality of the portfolio of property, sector and geographic diversification, strong management, sound capital structure and a dominant position within a property sector.

Once the final list of constituent REITs has been determined, constituent REITs are ranked according to their respective market capitalization. Each constituent REIT that has an index weight greater than 8% will have its weight adjusted downwards until it equals 8%. The weight of the remaining constituent REITs will be increased proportionately until the aggregate of all weights equals 100%. As a result, constituents will be large and liquid without any one issue dominating the index.

Issue Changes. The Index will be rebalanced quarterly. The weighting for each constituent will be updated and adjustments will be made if any constituent has a weighting over 8%. The companies will be reviewed for size and liquidity. A REIT will be removed from the Index if its market capitalization has fallen below $400 million or if the monthly trading volume has fallen below 500,000 shares per month. In order to prevent excessive turnover, the size and liquidity requirements are not as stringent during rebalancings as they are for initial inclusion.

Between rebalancing dates, mergers or bankruptcy may result in a deletion or weighting increase. Weighting increases must be greater than 5% and will be adjusted downwards if it results in the REIT’s weight becoming greater than 8%. In the case of a deletion, the investment committee will select a replacement company to ensure 30 constituents at all times.

Index Maintenance. Maintaining the Index includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spinoffs. The Index is a total return index and therefore reflects the reinvestment of dividends. The Index is calculated by the AMEX and distributed real time.

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Index Availability. The Cohen & Steers Realty Majors Index is calculated and broadcast every 15 seconds over the Consolidated Tape Association’s Network B under the ticker “RMP.” This information is distributed by financial data vendors such as Bloomberg.

Cohen & Steers Realty Majors Index

Number of Components: approximately 30

Index Description. The Cohen & Steers Realty Majors Index consists of selected REITs. The objective of the Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. Within the REIT market, the Index is diversified across property sectors that represent the current market. The Index is modified capitalization-weighted with constituent companies having a maximum index weight of 8%.

The Nasdaq Biotechnology Index Generally

Component Selection Criteria. To be eligible for inclusion in the Index, a common type security (i.e., a “component”) must be traded on The Nasdaq Stock Market and meet the following criteria:

•	the issuer of the security must be primarily engaged in using biomedical research for the discovery or development of novel treatment or cures for human disease;

•	the security must be listed on the Nasdaq National Market;

•	the security must have a market capitalization of at least $200 million;

•	the security must have an average daily trading volume of at least 100,000 shares;

•	the security must have “seasoned” on The Nasdaq Stock Market or another recognized market for at least 6 months (generally a company is considered to be seasoned by Nasdaq if it has been listed on a market for at least six months; in the case of spin-offs, the operating history of the spin-off will be considered);

•	the security may not be issued by an issuer currently in bankruptcy proceedings; and

•	the issuer of the security may not have entered into a definitive agreement or other arrangement which would result in the security no longer being index eligible within the next six months; and the issuer of the security may not have annual financial statements with an audit opinion which the auditor or the company have indicated cannot be currently relied upon.

Issue Changes. The index will be subject to reexamination on a quarterly basis. The weights of index components will be rebalanced if one or more of the following are not met: (1) the weight of the single largest company cannot exceed 25.0% and (2) the collective weight of those index securities whose individual current weights are in excess of 5.0%, when added together, must be less than or equal to 50.0%. If either one or both of these weight distribution requirements are not met upon quarterly review, a weight rebalancing will be performed in accordance with the following plan. First, relating to weight distribution requirement (1) above, if the current weight of the single largest Index Security exceeds 25.0%, then the weights of all Large Stocks will be scaled down proportionately towards 1.0% by enough for the adjusted weight of the single largest Index Security to be set to 20.0%. Second, relating to weight distribution requirement (2) above, for those Index Securities whose individual current weights or adjusted weights in accordance with the preceding step are in excess of 5.0%, if their “collective weight” exceeds 50.0%, then the weights of all Large Stocks will be scaled down proportionately towards 1.0% by just enough for the “collective weight,” so adjusted, to be set to 40.0%.

Semi-annual Ranking Review. The Index Securities are evaluated semi-annually based on market data. Companies currently within the Index must meet the maintenance criteria of $100 million in marker capitalization, a $7.50 price and 50,000 shares average daily trading volume. Index securities not meeting the maintenance criteria are maintained in the Index provided that such security met the maintenance criteria in the previous ranking. Securities not meeting the maintenance criteria for two consecutive rankings are removed. Changes will occur after the close of trading on the third Friday in May and November using end of March and September price data and end of April and October publicly available total shares outstanding data.

Index Maintenance. Companies in the Index are monitored every day by Nasdaq, with respect to changes in total shares outstanding arising from secondary offerings, stock repurchases, conversions or other corporate actions. If the change in total shares outstanding arising from such corporate action is greater than or equal to 5.0%, such change is ordinarily made to the Index on the evening prior to the effective date of such corporate action or as soon as practical thereafter. Otherwise, if the change in total shares outstanding is less than 5%, then all such changes are accumulated and made effective at one time on a quarterly basis

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after the close of trading on the third Friday in each of March, June, September and December. In either case, the Index share weights for such Index Securities are adjusted by the same percentage amount by which the total shares outstanding have changed in such Index Securities. Ordinarily, whenever there is a change in Index share weights or a change in a component security included in the Index, Nasdaq adjusts the divisor to assure that there is no discontinuity in the value of the Index, which might otherwise be caused by any such change.

Index Availability. The Nasdaq Biotechnology Index is calculated continuously and widely disseminated to major data vendors.

Nasdaq Biotechnology Index

Number of Components: 75

Index Description. The Nasdaq Biotechnology Index contains companies primarily engaged in biomedical research for the discovery or development of new treatments or cures for human disease. The Index is one of eight sub-investments of the Nasdaq Composite Index, which measures all common stocks listed on The NASDAQ Stock Market (“NASDAQ”). The Index is modified market-value weighted, and is subject to rebalancing to ensure that the relative weightings of the index components meet requirements for a diversified portfolio. The market value, the last sale price multiplied by index share weights, is calculated throughout the trading day, and is related to the total value of the Index. On November 1, 1993, the Biotechnology Index began with a base of 200.00.

The Goldman Sachs Indices Generally

Component Selection Criteria. The starting universe for eligible securities (i.e.,”components”) of the Goldman Sachs Sector Index are companies classified by the Goldman Sachs Investment research department as belonging to a Goldman Sachs Sector Index industry or sector. These decisions are based on the Goldman Sachs Investment Research Sector and Industry Classified System as supplemented by the Bloomberg Classification, Standard Industrial Classification and Russell Industry Classification. The stock of each constituent company must trade on either the NYSE, the AMEX or on the Nasdaq. Foreign companies with common shares listed on such exchanges are also eligible for inclusion in a Goldman Sachs Sector Index. Certain ADRs that have been a traditional part of the portfolios of U.S. institutional investors are also eligible. Limited Partnerships, and closed-end funds are excluded. The total market capitalization of a stock eligible for inclusion must be equal or greater than the market capitalization limit as of the most recent rebalancing. Companies with float (i.e., holdings in excess of 10% by an individual, corporation or family trust) below 20% are not eligible. The annualized turnover of company shares on the relevant exchange(s) must be 30% or more to further ensure adequate liquidity.

The index is initially capitalization weighted, based on the following formula: number of outstanding shares of a constituent multiplied by its share price as of the index’s inception or rebalancing date. Weights are then modified so that none exceeds a predetermined limit. If the combined weight of all the constituents with an index weight greater than 5% in a sector index exceeds 50%, the largest stocks in the sector will be capped using a sliding scale until the combined weight is less than 50%.

Issue Changes. The Goldman Sachs Sector Indices are rebalanced semiannually on the third Friday of June and December. The total market capitalization for stocks to be added to the index must be equal to or greater than the capitalization limit at inception of the index or as of the most recent semiannual rebalancing date. A company’s total market capitalization shall be based on the number of its outstanding shares and its closing price on its primary exchange as of inception or the rebalancing date. The market capitalization limit for each index will be determined at index inception and will be periodically revised to reflect changes in market levels. Index constituents with capitalization below 50% of the limit as of a rebalancing date or that fail to meet certain float and share turnover requirements shall be removed after the close on the effective date of the rebalancing. Changes to a company’s shares outstanding that are greater than 5% will be applied to the index when they are effective on a best-efforts basis. Changes that are less than 5% will be applied to the index at next regularly scheduled rebalancing.

Index Maintenance. Each index is adjusted to reflect company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructurings and spin-offs. For changes of 5% or more in a company’s number of shares outstanding that result from a merger, acquisition or spin-off, the index is adjusted upon the close of the consummation of such transaction on a best-efforts basis. For share changes of 5% or more that result from the issuance or repurchase or common shares, the index is adjusted upon the confirmation of such issuance or repurchase on a best-efforts basis. If a constituent company spins off a company, the parent and the spin-off will each remain in the index as long as they each satisfy the

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component selection criteria described above, except with respect to the 30% turnover requirement. In the event that a constituent company files for bankruptcy, its stock will be removed from the index effective the close of that date.

Index Availability. The Goldman Sachs Investments are calculated continuously and are available from major data vendors.

Goldman Sachs Natural Resources Sector Index

Number of Components: approximately 116

Index Description. The Goldman Sachs Natural Resources Sector Index has been developed by Goldman Sachs as an equity benchmark for U.S.-traded natural resource-related stocks. The Index includes companies in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. It is a modified capitalization-weighted index: the constituent stocks are weighted according to the total market value of their outstanding shares, except that no constituent is weighted in excess of a predetermined limit and the combined weight of the nine largest constituents cannot exceed 45% at rebalancing. In this way, the impact of a component’s price change on the Index is generally proportional to the issue’s total market value, but no one stock will dominate the index. The Index value is calculated by summing up the weight-adjusted market capitalizations for all constituent stocks and dividing that sum by a predetermined base value. The value of the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

Goldman Sachs Technology Sector Index

Number of Components: approximately 218

Index Description. The Goldman Sachs Technology Sector Index has been developed by Goldman Sachs as an equity benchmark for U.S.-traded technology-related stocks. The Index includes companies that are: producers of sophisticated computer-related devices, electronics networking and Internet services; producers of computer and Internet software; consultants for information technology; and providers of computer services. It is a modified capitalization-weighted index. In a modified capitalization index, the weightings of large issuers are capped in order to reduce the impact of a small number of large capitalization stocks. The constituent stocks in this index are weighted according to the total market value of their outstanding shares, except that no constituent is weighted in excess of a predetermined limit and stocks with a weight greater than 5% in the index cannot exceed 50% of the index. In this way, the impact of a component’s price change on the Index is generally proportional to the issue’s total market value. The Index value is calculated by summing up the weight-adjusted market capitalizations for all constituent stocks and dividing that sum by a predetermined base value. The index was introduced in July 1998 with a base value of 100 as of April 30, 1998 and a capitalization weighting limit of 7.5% as of the most recent rebalancing date. The value of the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

The Goldman Sachs Technology Industry Subsector Investments Generally

Component Selection Criteria. The starting universe for eligible constituents of the Goldman Sachs Subsector investments are companies classified by the Goldman Sachs Investment Research department as belonging to a Goldman Sachs Investment Research Sector Industry Classification System. These decisions are based on the Goldman Sachs Investment Research Sector and Industry Classified System as supplemented by the Bloomberg Classification, Standard Industrial Classification and Russell Industry Classification. The stock of each constituent company must trade on either the NYSE, the AMEX or on Nasdaq. Foreign companies with common shares listed on such exchanges are also eligible for inclusion in a Goldman Sachs Technology Investments. Limited Partnerships and closed-end funds are excluded. The total market capitalization of a stock eligible for inclusion must be equal or greater than the market capitalization limit as of the most recent rebalancing. Companies with float below 20% are not eligible. A company’s float shall reflect all adjustments to a company’s actual shares outstanding to account for holding in excess of 10% by an individual, corporation or family trust. The annualized turnover of company shares on the relevant exchange(s) must be 30% or more to further ensure adequate liquidity.

Each index is initially capitalization weighted, based on the following formula: number of outstanding shares of a constituent multiplied by its share price as of the index’s inception or rebalancing date. Weights are then modified so that none exceeds a predetermined limit of 8.5%.

Issue Changes. The Goldman Sachs Technology Industry Sector Investments are rebalanced semiannually on the third Friday of June and December. The total market capitalization for stocks to be added to the index must be equal to or greater than the

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capitalization limit at inception of the index or as of the most recent semiannual rebalancing date. A company’s total market capitalization shall be based on the number of its outstanding shares and its closing price on its primary exchange as of inception or the rebalancing date. The market capitalization limit for each index will be determined at index inception and will be periodically revised to reflect changes in market levels. Index constituents with capitalization below 50% of the limit, less than 10% float or less than 15% annualized share turnover as of a rebalancing date shall be removed after the close on the effective date of the rebalancing. Changes to a company’s shares outstanding that are greater than 5% will be applied to the index when they are effective on a best-efforts basis. Changes that are less than 5% will be applied to the index at next regularly scheduled rebalancing.

Index Maintenance. Each index is adjusted to reflect company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructurings and spin-offs. For changes of 5% or more in a company’s number of shares outstanding that result from a merger, acquisition or spin-off, the index is adjusted upon the close of the consummation of such transaction on a best-efforts basis. For share changes of 5% or more that result from the issuance or repurchase or common shares, the index is adjusted upon the confirmation of such issuance or repurchase on a best-efforts basis. If a constituent company spins off a company, the parent and the spin-off will each remain in the index as long as they each satisfy the component selection criteria described above, except with respect to the 30% turnover requirement. In the event that a constituent company files for bankruptcy, its stock will be removed from the index effective at the close of that date.

Index Availability. The Goldman Sachs Technology Industry Sector Investments are calculated continuously and are available from major data vendors.

Goldman Sachs Technology Industry Multimedia Networking Index

Number of Components: approximately 36

Index Description. The Goldman Sachs Technology Industry Multimedia Networking Index has been developed by Goldman Sachs as an equity benchmark for multimedia networking stocks. The Index includes companies that are: producers of telecom equipment, data networking and wireless equipment. The stocks are selected from a universe of technology stocks as categorized by the GSTI. The Goldman Sachs Technology Industry Multimedia Networking Index is designed to minimize turnover by; semi-annual rebalancing, open number of companies, high level for entry, low level for removal, and bias toward leaving a stock in unless there is a strong argument for removal. Additionally, to reflect mutual fund restrictions on stock weights, constituents are modified-cap weighted such that each stock is no more than 8.5% of the index at the time of rebalancing. The index was introduced in April 1996 with a base value of 100.

Goldman Sachs Technology Industry Semiconductor Index

Number of Components: approximately 53

Index Description. The Goldman Sachs Technology Industry Semiconductor Index has been developed by Goldman Sachs as an equity benchmark for U.S.-traded semiconductor stocks. The Index includes companies that are producers of capital equipment or manufacturers of wafer and chips. The stocks are selected from a universe of technology stocks as categorized by the GSTI. The Goldman Sachs Technology Industry Semiconductor Index is designed to minimize turnover by; semi-annual rebalancing, open number of companies, high level for entry, low level for removal, and bias toward leaving a stock in unless there is a strong argument for removal. Additionally, to reflect mutual fund restrictions on stock weights, constituents are modified-cap weighted such that each stock is no more than 8.5% of the index at the time of rebalancing. The index was introduced in April 1996 with a base value of 100.

Goldman Sachs Technology Industry Software Index

Number of Components: approximately 45

Index Description. The Goldman Sachs Technology Industry Software Index has been developed by Goldman Sachs as an equity benchmark for U.S.-traded software-related stocks. The Index includes companies that are: producers of client/server, enterprise software, Internet software, PC and entertainment software. The stocks are selected from a universe of technology stocks as categorized by the GSTI. The Goldman Sachs Technology Industry Software Index is designed to minimize turnover by; semi-annual rebalancing, open number of companies, high level for entry, low level for removal, and bias toward leaving a stock in unless there is a strong argument for removal. Additionally, to reflect index mutual fund restrictions on stock weights,

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constituents are modified-cap weighted such that each stock is no more than 8.5% of the index at the time of rebalancing. The index was introduced in April 1996 with a base value of 100.

The MSCI Index Generally

In General. The MSCI Indices were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Indices in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI Indices to Morgan Stanley Capital International Inc. (“MSCI”), a Delaware corporation of which Morgan Stanley is the majority owner and The Capital Group of Companies, Inc. is the minority shareholder. The MSCI Equity Indices have covered the world’s developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.

Although local stock exchanges have traditionally calculated their own indices, these are generally not comparable with one another, due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI applies the same criteria and calculation methodology across all markets for all equity indices, developed and emerging.

MSCI Equity Indices are notable for the depth and breadth of their coverage. MSCI’s standard equity indices generally seeks to have 85% of the free float-adjusted market capitalization of a country’s stock market reflected in the MSCI Index for such country. The MSCI Equity Indices seek to balance the inclusiveness of an “all share” index against the replicability of a “blue chip” index.

Weighting. Effective May 31, 2002, all single-country MSCI Indices are free-float weighted, i.e., companies are included in the indices at the value of their free public float (free float, multiplied by price). MSCI defines “free float” as total shares excluding shares held by strategic investors such as governments, corporations, controlling shareholders and management, and shares subject to foreign ownership restrictions.

Regional Weights. Market capitalization weighting, combined with a consistent target of 85% of free float-adjusted market capitalization, helps ensure that each country’s weight in regional and international indices approximates its weight in the total universe of developing and emerging markets. Maintaining consistent policy among MSCI developed and emerging market indices is critical to the calculation of certain combined developed and emerging market indices published by MSCI.

Selection Criteria. To construct relevant and accurate equity indices for the global institutional investor, MSCI undertakes an index construction process, which involves: (i) defining the equity universe, (ii) adjusting the total market capitalization of all securities in the universe for free float available to foreign investors. (iii) classifying the universe of securities under the Global Industry Classification Standard (the “GICS”), and (iv) selecting securities for inclusion according to MSCI’s index construction rules and guidelines.

Defining the Universe. The index construction process starts at the country level, with the identification of all listed securities for that country. Currently, MSCI creates equity indices for 50 country markets globally. MSCI classifies each company and its securities in one and only one country. This allows securities to be sorted distinctly by their respective countries. In general, companies and their respective securities are classified as belonging to the country in which they are incorporated. All listed equity securities, or listed securities that exhibit characteristics of equity securities, except investment trusts, mutual funds and equity derivatives, are eligible for inclusion in the universe. Shares of non-domiciled companies generally are not eligible for inclusion in the universe.

Adjusting the Total Market Capitalization of Securities in the Universe for Free Float. After identifying the universe of securities, MSCI calculates the free float-adjusted market capitalization of each security in that universe using publicly available information. The process of free float adjusting market capitalization involves (i) defining and estimating the free float available to foreign investors for each security, using MSCI’s definition of free float, (ii) assigning a free float-adjustment factor to each security, and (iii) calculating the free float-adjusted market capitalization of each security.

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Classifying Securities Under the GICS. In addition to the free float-adjustment of market capitalization, all securities in the universe are assigned to an industry based hierarchy that describes their business activities. To this end, MSCI has designed, in conjunction with Standard & Poor’s, the GICS. This comprehensive classification scheme provides a universal approach to industries worldwide and forms the basis for achieving MSCI’s objective of reflecting broad and fair industry representation in its indices.

Selecting Securities for Index Inclusion. In order to ensure a broad and fair representation in the indices of the diversity of business activities in the universe, MSCI follows a “bottom-up” approach to index construction, building indices up to the industry group level. The bottom-up approach to index construction requires a thorough analysis and understanding of the characteristics of the universe. This analysis drives the individual security selection decisions, which aim to reflect the overall features of the universe in the country index. MSCI targets an 85% free float-adjusted market representation level within each industry group, within each country. The security selection process within each industry group is based on the careful analysis of: (i) each company’s business activities and the diversification that its securities would bring to the index, (ii) the size (based on free float-adjusted market capitalization) and liquidity of securities. All else being equal, MSCI targets for inclusion the most sizable and liquid securities in an industry group. In addition, securities that do not meet the minimum size guidelines discussed below and/or securities with inadequate liquidity are not considered for inclusion, (iii) the estimated free float for the company and its individual share classes. Only securities of companies with estimated free float greater than 15% are, in general, considered for inclusion. Exceptions to this general rule are made only in significant cases, where not including a security of a large company would compromise the index’s ability to fully and fairly represent the characteristics of the underlying market.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float and (ii) limits on share ownership for foreigners.

Under MSCI’s free float-adjustment methodology, a constituent’s Inclusion Factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with an a free float of less than 15% that are included on an exceptional basis, the Estimated free float is adjusted to the nearest 1%.

Price and Exchange Rates

Prices. The prices used to calculate the MSCI Indices are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

Exchange Rates. For the MSCI Indices, MSCI uses the FX rates published by WM Reuters at 4:00 p.m. London time. MSCI uses WM Reuters rates for all developed and emerging markets. Exchange rates are taken daily at 4:00 p.m. London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of “snapshots” of the latest contributed quotations taken from the Reuters service at short intervals around 4:00 p.m. WM Reuters provides closing bid and offer rates. MSCI uses these to calculate the mid-point to 5 decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM Reuters rate is believed not to be representative for a given currency on a particular day.

Changes to the Indices. The MSCI Indices are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI Indices, emphasis is also placed on continuity, replicability and minimizing turnover in the Indices. Maintaining the MSCI Indices involves many aspects, including additions to and deletions from the Indices and changes in number of shares and changes in Foreign Inclusion Factors (“FIFs”) as a result of updated free float estimates.

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Potential additions are analyzed not only with respect to their industry group, but also with respect to their industry or sub-industry group, in order to represent a wide range of economic and business activities. All additions are considered in the context of MSCI’s methodology, including the index constituent eligibility rules and guidelines.

In assessing deletions, it is important to emphasize that indices must represent the full-investment cycle, including bull as well as bear markets. Out-of-favor industries and their securities may exhibit declining prices, declining market capitalization, and/or declining liquidity, and yet are not deleted because they continue to be good representatives of their industry group.

As a general policy, changes in number of shares are coordinated with changes in FIFs to accurately reflect the investability of the underlying securities. In addition, MSCI continuously strives to improve the quality of its free float estimates and the related FIFs. Additional shareholder information may come from better disclosure by companies or more stringent disclosure requirements by a country’s authorities. It may also come from MSCI’s ongoing examination of new information sources for the purpose of further enhancing free float estimates and better understanding shareholder structures. When MSCI identifies useful additional sources of information, it seeks to incorporate them into its free float analysis.

Overall, index maintenance can be described by three broad categories of implementation of changes:

•	Annual full country index reviews that systematically re-assess the various dimensions of the equity universe for all countries and are conducted on a fixed annual timetable;

•	Quarterly index reviews, aimed at promptly reflecting other significant market events; and

•	Ongoing event-related changes, such as mergers and acquisitions, which are generally implemented in the indices rapidly as they occur.

Potential changes in the status of countries (stand-alone, emerging, developed) follow their own separate timetables. These changes are normally implemented in one or more phases at the regular annual full country index review and quarterly index review dates.

The annual full country index review for all the MSCI Standard Country Indices is carried out once every 12 months and implemented as of the close of the last business day of May. The implementation of changes resulting from a quarterly index review occurs on only three dates throughout the year: as of the close of the last business day of February, August and November. Any Country Indices may be impacted at the quarterly index review. MSCI Index additions and deletions due to quarterly index rebalancings are announced at least two weeks in advance.

MSCI EAFE® Index

Number of Components: approximately 1010

Index Description. The MSCI EAFE® Index has been developed by MSCI and includes stocks from Europe, Australasia and the Far East. The MSCI EAFE Index is commonly used as a measure of international stock performance.

Calculation Methodology. The iShares MSCI EAFE Index Fund utilizes the MSCI EAFE Index calculated with net dividends reinvested. “Net dividends” means dividends after reduction for taxes withheld at source at the rate applicable to holders of the underlying stock that are resident in Luxembourg. With respect to the iShares MSCI EAFE Index Fund, such withholding rate currently differs from that applicable to United States residents. So-called “un-franked” dividends from Australian companies are withheld at a 30% rate to Luxembourg residents and a 15% rate to the iShares MSCI EAFE Index Fund (there is no difference in the treatment of “franked” dividends). Austrian companies impose a 25% dividend withholding on Luxembourg residents and an 15% rate on the iShares MSCI EAFE Index Fund. German companies impose a 26.5% dividend withholding on Luxembourg residents and a 10% rate on the iShares MSCI EAFE Index Fund.

The Index is calculated on a real-time basis and disseminated at regular intervals throughout the day.

The NYSE Indexes Generally

Component Selection Criteria. The NYSE Indexes track the performance of specified NYSE-listed securities. The Indexes are maintained according to a rules-based methodology. The Indexes are capitalization-weighted, adjusted for free-float shares and calculated on a price and total return basis. The Indexes are weighted by float-adjusted market capitalization, rather than full market capitalization, in order to better reflect the actual number of shares available to investors. The Indexes are published every business day, and real-time updates are disseminated to financial data vendors whenever the NYSE is open.

Issue Changes. The weightings of securities (i.e., “components”) in each Index is reviewed quarterly based on market-capitalization and free-float data (with the exception of the NYSE Composite, NYSE Energy, NYSE Financial and NYSE Health Care Indices, each of which is rebalanced on an ongoing basis). All index-component companies must meet the substantive listing requirements of the NYSE; components that fail to meet such requirements are dropped from the Indexes. Quarterly reviews are implemented during March, June, September, and December. Changes in index composition and related weight adjustments may also be necessary on an ongoing basis to reflect extraordinary events such as delistings, bankruptcies, mergers or takeovers involving index components and changes of more than 10% in the number of outstanding shares of an Index component.

Index Maintenance. Index maintenance includes monitoring and implementing the adjustments for component additions and deletions, share changes, stock splits, stock dividends, corporate restructurings, spin-offs, or other corporate actions. Some corporate actions, such as stock splits and stock dividends, require simple changes in the common shares outstanding and the stock prices of the component companies in the Index. Other corporate actions, such as share issuances, change the aggregate free-float adjusted market capitalization of the Indexes and require additional adjustments. Corporate actions will be implemented after the close of trading on the day prior to the ex-date of such corporate actions. Whenever possible, changes to the Indexes’ components will be announced at least two business days prior to their implementation date.

If trading in a security is suspended while the NYSE is open, the last traded price for that security on the NYSE is used for all subsequent index computations until trading resumes. If trading is suspended before the opening of the NYSE on a given day, the security’s adjusted closing price from the previous day is used to calculate the Index. Until a particular security opens, its adjusted closing price from the previous day is used in the Index computation.

Index Availability. The NYSE Indexes are calculated continuously and are available from major data vendors.

NYSE Composite Index

Number of Components: approximately 2,000

Index Overview and Description. The NYSE Composite Index measures the performance of all common stocks, ADRs, REITs and tracking stocks listed on the NYSE. The Index had a total market capitalization of approximately $15 trillion as of March 1, 2004. To become listed on the NYSE, a company must meet the NYSE’s substantive financial and other listing standards. The securities in the Index represent a broad spectrum of large, mid-cap and small capitalization companies. Although all of the securities included in the Index are registered for sale in the U.S., as of March 1, 2004, approximately 32% of the Index’s component securities were issued by non-U.S. companies. The Index is weighted using free-float market capitalization, and calculated on both price (i.e., real time) and total return (i.e., end of trading day) basis. The Index is fully transparent and rule-based. The Index is calculated and maintained by Dow Jones Indexes pursuant to a contractual agreement with the NYSE.

Methodology. Only common stocks, ADRs, REITs and tracking stocks listed on the NYSE are eligible for inclusion in the Index. Multiple classes of shares of the same issuer are eligible to be included in the Index. Preferred stocks, closed-end funds, exchange-traded funds, trust units, shares of beneficial interest, shares in limited partnerships, and derivative securities (such as warrants and rights) are not eligible for inclusion in the Index.

Calculation and Dissemination. The Index is calculated whenever the NYSE is open using the latest traded price on the NYSE for each security in the Index. Following the determination of the previous day’s closing Index value, the Index values for the current day are updated and disseminated following the opening of NYSE trading on a real-time basis beginning when the first traded price of any of the Index components are received.

Weighting. The Index is weighted by float-adjusted market capitalization, rather than full market capitalization, to reflect the actual number of shares available to investors. Shares held by governments, corporations, strategic partners of the issuer and control groups are excluded from an issuer’s available float when determining Index weightings.

NYSE U.S. 100 Index

Number of Components: 100

Index Overview and Description. The Index measures the performance of the 100 largest U.S. companies, based on market capitalization, listed on the NYSE. As of March 1, 2004, these companies had a total market capitalization of approximately $6.0 trillion, which represents approximately 46% of the entire market capitalization of U.S. registered equity securities and approximately 40% the market capitalization of all common stocks listed on the NYSE. The Index is weighted using free-float market capitalization and is calculated on both price (i.e., real-time) and total return (i.e., end of trading day) basis. The Index is fully transparent and rule-based. The Index is calculated and maintained by Dow Jones Indexes pursuant to a contractual agreement with NYSE.

Methodology. Only common stocks and other securities that have the characteristics of common equities of U.S. companies listed on the NYSE are eligible for inclusion in the Index. Fixed-dividend shares and securities such as convertible notes, warrants, rights, mutual funds, unit investment trusts, closed-end fund shares, shares in limited partnerships and tracking stocks are not eligible for inclusion in the Index. Companies that have less than 100,000 shares in average daily trading volume for the preceding three months are ineligible for inclusion in the Index. If a company has multiple share classes, only the class of shares that has the highest average daily trading volume during the preceding three months is included in the Index.

Calculation and Dissemination. The Index is calculated whenever the NYSE is open using the latest traded price on the NYSE for each security in the Index. Following the determination of the previous day’s closing Index value, the Index values for the current day are updated and disseminated following the opening of NYSE trading on a real-time basis, beginning when the first traded price of any of the Index components are received.

Weighting. The Index is weighted by float-adjusted market capitalization, rather than full market capitalization, to reflect the actual number of shares available to investors. Shares held by governments, corporations, strategic partners of the issuer and other control groups are excluded from a company’s available float when determining Index weightings.

Index Maintenance. The Index is rebalanced quarterly, with an “80-120” buffer applied to limit turnover. When the eligible universe is ranked by market capitalization, all stocks (components and new components) in the top 80 are automatically included in the Index while all stocks ranked below 120, including prior components, are automatically excluded. The remaining components are selected from stocks falling between 80 and 120, starting with the highest ranked prior components. If all prior components in this group have been added to the Index and spaces are still left, new components are added, starting with the largest capitalization stocks.

Initial public offerings (“IPOs”) and new listings are eligible for inclusion at the quarterly rebalancing following their sale or listing, provided that their market capitalization and trading volumes have met the threshold for inclusion for at least five trading days. However, if an IPO company or new listing would be in the top 25% of the Index’s market capitalization, it may be included between reviews, provided that a minimum notification period of two business days is observed.

In addition to the scheduled quarterly rebalancing, the Index is rebalanced on an ongoing basis to accommodate extraordinary events, such as delistings, bankruptcies, mergers and acquisitions and changes of more than 10% in the number of outstanding shares of an Index component.

The Morningstar Indexes Generally

Component Selection Criteria. The Morningstar Index family is based on the same methodology as the well-known Morningstar Style Box™. Morningstar Indexes are governed by transparent, objective rules for security selection, exclusion, rebalancing, and adjustments for corporate actions. Morningstar makes no subjective determinations related to index composition. To be eligible for inclusion in any of the Morningstar indexes, a stock must be listed on the NYSE, the AMEX, or NASDAQ, domiciled in U.S. or have its primary stock market activities carried out in the U.S., have sufficient historical fundamental data available so that Morningstar can classify investment style, and be in the top 75% of companies in the investable universe based on its liquidity score. A security’s liquidity score is based on its average monthly trading volume in U.S. dollars. American Depository Receipts, American Depository Shares, fixed-dividend shares, convertible notes, warrants, rights, tracking stocks, limited partnerships and holding companies are not eligible for inclusion in the Morningstar Indexes.

Morningstar uses a dynamic percentage-based approach to divide its U.S. Market Index into three cap categories. By defining each as a percentage of the market cap of the investable universe, the definitions remain stable regardless of overall large market movements. Large Cap stocks are defined as stocks that form the largest 70% of investable market cap. Mid Cap stocks are defined as the next 20% of investable market cap (70th to 90th percentile). Small Cap stocks are defined as the next 7% of investable market cap (90th to 97th percentile).

Issue Changes. Securities are added or deleted from each index based on rules outlined for security selection, exclusion, rebalancing, and adjustments for corporate actions as set forth in the Morningstar Index Rulebook. Morningstar makes no subjective determinations related to index composition.

Index Maintenance. The Morningstar Indexes are reconstituted twice annually, on the Monday following the third Friday of June and the Monday following the third Friday of December. If the Monday is a holiday, reconstitution occurs on the Tuesday immediately following. Reconstitution is carried out after the day’s closing index values have been determined.

Index Availability. Morningstar Indexes are calculated continuously and are available from major data vendors.

Morningstar Large Core Index

Number of Components: approximately 85

Index Description. The Index measures the performance of stocks issued by large-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. Index constituents are drawn from the pool of liquid, U.S.-domiciled stocks that trade publicly on the NYSE, the AMEX or the NASDAQ. The Morningstar index methodology defines “large-capitalization” stocks as those stocks that form the top 70% of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded US stocks). All large capitalization stocks are then designated as “core,” “growth” or “value” based on their style orientations. Stocks of companies with, for example, relatively higher average historical and forecasted earnings, sales, equity and cash flow growth would be designated as “growth” securities. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as “value” securities. Stocks that are not designated as “growth” or “value” securities are designated as “core” securities. Stocks in the Index are weighted according to the total number of shares that are publicly owned and available for trading. The Fund uses a Representative Sampling strategy to try to track the Index.

Morningstar Large Growth Index

Number of Components: approximately 77

Index Description. The Index measures the performance of stocks issued by large-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. Index constituents are drawn from the pool of liquid, U.S.-domiciled stocks that trade publicly on the NYSE, the AMEX or NASDAQ. The Morningstar index methodology defines “large-capitalization” stocks as those stocks that form the top 70% of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded US stocks). Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks included in the Index are designated as “growth” because they are issued by companies that typically have higher than average historical and forecasted earnings, sales, equity and cash flow growth. Stocks in the Index are weighted according to the total number of shares that are publicly owned and available for trading. The Fund uses a Representative Sampling strategy to try to track the Index.

Morningstar Large Value Index

Number of Components: approximately 90

Index Description. The Index measures the performance of stocks issued by large-capitalization companies that have exhibited “value” characteristics as determined by Morningstar’s proprietary index methodology. Index constituents are drawn from the pool of liquid, U.S.-domiciled stocks that trade publicly on the NYSE, the AMEX or NASDAQ. The Morningstar index methodology defines “large-capitalization” stocks as those stocks that form the top 70% of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded US stocks). Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks included in the Index are designated as “value” because they are issued by companies that typically have relatively low valuations based on price-to-earnings, price-to-book value, price-to-sales, price-to-cash flow and dividend yields. The stocks in the Index are weighted according to the total number of shares that are publicly owned and available for trading. The Fund uses a Representative Sampling strategy to try to track the Index.

Morningstar Mid Core Index

Number of Components: approximately 241

Index Description. The Index measures the performance of stocks issued by mid-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. Index constituents are drawn from the pool of liquid, U.S.-domiciled stocks that trade publicly on the NYSE, the AMEX or the NASDAQ. The Morningstar index methodology defines “mid-capitalization” stocks as those stocks that form the 20% of market capitalization between the 70th and 90th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded US stocks). Stocks are then designated as “core,” “growth” or “value” based on their style orientations. Stocks of companies with, for example, relatively higher average historical and forecasted earnings, sales, equity and cash flow growth would be designated as “growth” securities. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as “value” securities. Stocks that are not designated as “growth” or “value” securities are designated as “core” securities. Stocks in the Index are weighted according to the total number of shares that are publicly owned and available for trading. The Fund uses a Representative Sampling strategy to try to track the Index.

Morningstar Mid Growth Index

Number of Components: approximately 241

Index Description. The Index measures the performance of stocks issued by mid-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. Index constituents are drawn from the pool of liquid, U.S.-domiciled stocks that trade publicly on the NYSE, the AMEX or NASDAQ. The Morningstar index methodology defines “mid-capitalization” stocks as those stocks that form the 20% of market capitalization between the 70th and 90th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded US stocks). Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks included in the Index are designated as “growth” because they are issued by companies that typically have higher than average historical and forecasted earnings, sales, equity and cash flow growth. Stocks in the Index are weighted according to the total number of shares that are publicly owned and available for trading. The Fund uses a Representative Sampling strategy to try and track the Index.

Morningstar Mid Value Index

Number of Components: approximately 211

Index Description. The Index measures the performance of stocks issued by mid-capitalization companies that have exhibited “value” characteristics as determined by Morningstar’s proprietary index methodology. Index constituents are drawn from the pool of liquid, U.S.-domiciled stocks that trade publicly on the NYSE, the AMEX or NASDAQ. The Morningstar index methodology defines “mid-capitalization” stocks as those stocks that form the 20% of market capitalization between the 70th and 90th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded US stocks). Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks included in the Index are designated as “value” because they are issued by companies that typically have relatively low valuations based on price-to-earnings, price-to-book value, price-to-sales, price-to-cash flow and dividend yields. The stocks in the Index are weighted according to the total number of shares that are publicly owned and available for trading. The Fund uses a Representative Sampling strategy to try to track the Index.

Morningstar Small Core Index

Number of Components: approximately 362

Index Description. The Index measures the performance of stocks issued by small-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. Index constituents are drawn from the pool of liquid, U.S.-domiciled stocks that trade publicly on the NYSE, the AMEX or the NASDAQ. The Morningstar index methodology defines “small-capitalization” stocks as those stocks that form the 7% of market capitalization between the 90th and 97th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded US stocks). Stocks are then designated as “core,” “growth” or “value” based on their style orientations. Stocks of companies with, for example, relatively higher average historical and forecasted earnings, sales, equity and cash flow growth would be designated as “growth” securities. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as “value” securities. Stocks that are not designated as “growth” or “value” securities are designated as “core” securities. Stocks in the Index are weighted according to the total number of shares that are publicly owned and available for trading. The Fund uses a Representative Sampling strategy to try to track the Index.

Morningstar Small Growth Index

Number of Components: approximately 342

Index Description. The Index measures the performance of stocks issued by small-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. Index constituents are drawn from the pool of liquid, U.S.-domiciled stocks that trade publicly on the NYSE, the AMEX or NASDAQ. The Morningstar index methodology defines “small-capitalization” stocks as those stocks that form the 7% of market capitalization between the 90th and 97th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded US stocks). Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks included in the Index are designated as “growth” because they are issued by companies that typically have higher than average historical and forecasted earnings, sales, equity and cash flow growth. Stocks in the Index are weighted according to the total number of shares that are publicly owned and available for trading. The Fund uses a Representative Sampling strategy to try and track the Index.

Morningstar Small Value Index

Number of Components: approximately 335

Index Description. The Index measures the performance of stocks issued by small-capitalization companies that have exhibited “value” characteristics as determined by Morningstar’s proprietary index methodology. Index constituents are drawn from the pool of liquid, U.S.-domiciled stocks that trade publicly on the NYSE, the AMEX or NASDAQ. The Morningstar index methodology defines “small capitalization” stocks as those stocks that form the 7% of market capitalization between the 90th and 97th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded US stocks). Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks included in the Index are designated as “value” because they are issued by companies that typically have relatively low valuations based on price-to-earnings, price-to-book value, price-to-sales, price-to-cash flow and dividend yields. The stocks in the Index are weighted according to the total number of shares that are publicly owned and available for trading. The Fund uses a Representative Sampling strategy to try to track the Index.

Investment Limitations

Except as described below, the Board has adopted as fundamental policies the investment objectives of each Fund; the investment objective of each of these Funds cannot be changed without the approval of the holders of a majority of such Fund’s shareholders. The iShares Morningstar Large Core Index Fund, iShares Morningstar Large Growth Index Fund, iShares Morningstar Large Value Index Fund, iShares Morningstar Mid Core Index Fund, iShares Morningstar Mid Growth Index Fund, iShares Morningstar Mid Value Index Fund, iShares Morningstar Small Core Index Fund, iShares Morningstar Small Growth Index Fund, iShares Morningstar Small Value Index Fund, iShares NYSE Composite Index Fund, iShares NYSE 100 Index Fund, iShares S&P 1500 Index Fund, iShares Dow Jones Select Dividend Index Fund and the iShares Dow Jones Transportation Average Index Fund have adopted their investment objectives as non-fundamental policies. Therefore, each of these Funds may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies each Fund’s investment restrictions numbered one through six below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities.

iShares Construction and Maintenance Standards for the Underlying Investments	page 31

No Fund Will:

1.	Concentrate its investments (i.e. hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3.	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4.	Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which each Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.	Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund’s investment objective and policies).

6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies, set forth above, each Fund will not invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund’s net assets to be invested in illiquid securities.

For purposes of the percentage limitation on each Fund’s investments in illiquid securities, foreign equity securities, though not registered under the Securities Act, are not deemed illiquid with respect to each Fund if they are otherwise readily marketable. Such securities ordinarily are considered to be “readily marketable” if they are traded on an exchange or another organized market and are not legally restricted from sale by the Fund. BGFA monitors the liquidity of restricted securities in each Fund’s portfolio. In reaching liquidity decisions, BGFA considers the following factors:

☒	The frequency of trades and quotes for the security;

☒	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

☒	Dealer undertakings to make a market in the security; and

☒	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

Continuous Offering

The method by which Creation Unit Aggregations of iShares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of iShares are issued and sold by the Funds on an ongoing basis, at any

page 32	i	Shares

point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent iShares, and sells such iShares directly to customers, or if it chooses to couple the creation of a supply of new iShares with an active selling effort involving solicitation of secondary market demand for iShares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in iShares, whether or not participating in the distribution of iShares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to iShares are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

iShares Trust, iShares, Inc., Master Investment Portfolio and Barclays Global Investors Funds, each an open-end management investment company registered under the 1940 Act, are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 96 iShares Funds within the fund complex. In addition, Lee T. Kranefuss and Richard K. Lyons each serve as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and, as a result, oversees an additional 23 portfolios within the fund complex.

Trustees and Officers

Name (age) Address Interested Trustees	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee and Officer
Interested Trustees

*Lee T. Kranefuss (42) Barclays Global Investors 45 Fremont Street San Francisco, CA 94105	Interested Trustee, Chairman, and President (since June 18, 2003)	Chief Executive Officer of Intermediary Investor and Exchange Traded Products Business of BGI (since 2003) Chief Executive Officer of the Individual Investor Business of BGI (1997-2003)	Director (since June 18, 2003) of iShares, Inc.; Board of Trustees for Barclays Global Investors Funds and Master Investment Portfolio (since 2001).

*Nathan Most (90) PO Box 193 Burlingame, CA 94011	Interested Trustee (since December 16, 1999)

Consultant to BGI (1998-

2002), American Stock

Exchange (1996-2000) and the Hong Kong Stock Exchange (1998 to present); Consultant to the Amsterdam Stock Exchange (1997-1998); Consultant to the Pacific Stock Exchange (1997-1998).

Director (since 1996) and President (1996-2002) of iShares, Inc.

*John E. Martinez (42) 444 Yale Avenue Kensington, CA 94708	Interested Trustee (since December 5, 2003)	Co-CEO of Global Index and Markets Group of BGI (2001—2003); Chairman of Barclays Global Investors Services (2000-2003); CEO of Capital Markets Group of BGI (1996—2001).	Director (since December 5, 2003) of iShares, Inc.; Director (since November 2003) of Barclays Global Investors UK Holdings.

*	Lee Kranefuss, Nathan Most and John Martinez are deemed to be “interested persons” (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds’ investment adviser, and BGI, the parent company of BGFA.

iShares Construction and Maintenance Standards for the Underlying Investments	page 33

Name (age) Address Interested Trustees	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee and Officer
Independent Trustees

John B. Carroll (68) 520 Main Street Ridgefield, CT 06877	Independent Trustee (since January 1, 2002)	Retired Vice President of Investment Management (1984-2000) of Verizon Corporation; Advisory Board member of Ibbotson Associates (1992-1998); former Vice Chairman and Executive Committee Member (1994-1998) of the Committee on Investment of Employee Benefit Assets of the Financial Executive Institute.	Director (since 1996) of iShares, Inc.; Trustee and member of the Executive Committee (since 1991) of The Common Fund Institutional Funds, a non-profit organization; Member of the Board of Managers of JP Morgan Private Equity Funds.

Richard K. Lyons (43) Haas School of Business, UC Berkeley Berkeley, CA 94720	Independent Trustee (since February 15, 2000)	Professor, University of California, Berkeley: Haas School of Business (since 1993); Consultant for IMF World Bank, Federal Reserve Bank, and Citibank N.A. (since 2000).	Director (since 2001) of iShares, Inc.; Trustee of Master Investment Portfolio and Barclays Global Investors Funds (since 2001); Board of Trustees: Director (Chairman) Matthews Asian Funds since 1995 (oversees 6 portfolios).

George C. Parker (65) Graduate School of Business (Room K301) Stanford University 521 Memorial Way Stanford, CA 94305	Independent Trustee (since February 15, 2000)	Dean Witter Distinguished Professor of Finance (since 1994); Associate Dean for Academic Affairs, Director of MBA Program, and Professor, Stanford University: Graduate School of Business (1993-2001).	Director (since 2001) of iShares, Inc.; Bailard, Biehl and Kaiser, (since 1985); California Casualty Group of Insurance Companies (since 1978); Continental Airlines, Inc. (since 1996); Community First Financial Group (since 1995); Dresdner/RCM Mutual Funds (1994-2002); Tyon Ranch Company (since 1999).

W. Allen Reed (56) General Motors Investment Management Corp. 767 Fifth Avenue New York, NY 10153	Independent Trustee (since January 1, 2002)	President and Chief Executive Officer (since 1994) of General Motors Investment Management Corporation.	Director (since 1996) of iShares, Inc.; Director (since 1994) of General Motors Investment Management Corporation; Director(1995-1998) of Taubman Centers, Inc. (a real estate investment trust); Director (since 1992) of FLIR Systems (an imaging technology company); Director (since 1994) of General Motors Acceptance Corporation; Director (since 1994) of GMAC Insurance Holdings, Inc.; Director (since 1995) of Global Emerging Markets Fund; Director (since 2000) of Temple Inland Industries; Chairman (since 1995) of the Investment Advisory Committee of Howard Hughes Medical Institute.

page 34	i	Shares

Name (age) Address Interested Trustees	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee and Officer
Officer

Michael Latham (38) Barclays Global Investors 45 Fremont Street San Francisco, CA 94105	Secretary, Treasurer and Principal Financial Officer (since February 28, 2002)	Chief Financial Officer of the Intermediary Investors and Exchange Traded Products Business of BGI (since 2003), Director of Mutual Fund Delivery in the U.S. Individual Investor Business of BGI (2000-2003); Head of Operations, BGI Europe (1997—2000).	None.

iShares Construction and Maintenance Standards for the Underlying Investments	page 35

The following table sets forth, as of December 31, 2003, the dollar range of equity securities in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust that are beneficially owned by each Trustee.

Name of Director	Name of Index Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Garrett F. Bouton*	iShares MSCI EAFE iShares Russell 2000 Growth	Over $100,000 Over $100,000	Over $100,000

John B. Carroll	iShares Lehman TIPS Bond Fund	Over $100,000	Over $100,000

Richard K. Lyons	iShares S&P 500 iShares Lehman 1-3 Year Treasury Bond Fund	$1–$10,000 Over $100,000	Over $100,000

Lee T. Kranefuss	iShares Lehman 1-3 Year Treasury Bond Fund iShares Russell 3000 Index Fund	$50,001–$100,000 $50,001–$100,000	Over $100,000

John E. Martinez	iShares MSCI EAFE iShares Russell 1000 iShares Russell 1000 Value iShares S&P 500	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000

Nathan Most	iShares Russell 2000 iShares S&P Midcap 400	Over $100,000 Over $100,000	Over $100,000

George C. Parker

iShares Dow Jones U.S. Technology Sector

iShares MSCI France

iShares MSCI South Korea

iShares MSCI Mexico

iShares MSCI Singapore

iShares MSCI United Kingdom

iShares Russell 1000 Value

iShares S&P 100 Index

iShares S&P Global 100

iShares S&P MidCap 400/Barra Value

		$10,001–$50,000 $10,001–$50,000 $10,001–$50,000 $10,001–$50,000 $10,001–$50,000 $10,001–$50,000 Over $100,000 $50,001–$100,000 $10,001–$50,000 $10,001–$50,000 $10,001–$50,000	Over $100,000

W. Allen Reed	None	Not Applicable	Not Applicable

*	Served as Trustee through June 17, 2003.

As of December 31, 2003 none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust (“Independent Trustees”) or their immediate family members own beneficially or of record any securities of BGFA (the Fund’s investment advisor), SEI (the Fund’s distributor) or any person controlling, controlled by or under control with, BGFA or SEI.

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit and Nominating Committees of the Trust. The purposes of the Audit Committee are to assist the Board of Trustees (1) in its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (2) in its oversight of the Trust’s financial statements and the independent audit thereof; (3) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); and (4) in evaluating the independence of the independent accountants. The Audit Committee of the Trust met four times during the fiscal years ended March 31, 2003, April 30, 2003 and July 31, 2003.

page 36	i	Shares

The Nominating Committee nominates individuals for Independent Trustee membership on the Board of Trustees. The Nominating Committee evaluates candidates’ qualifications for board membership, including their independence from the Funds’ investment advisor and other principal service providers and the potential effects of any other relationship that might impair the independence of a candidate. In addition, the Nominating Committee periodically reviews the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board of Trustees. The Nominating Committee considers nominees recommended by shareholders if such nominees are submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “1934 Act”), in conjunction with a shareholder meeting to consider the election of Trustees. The Nominating Committee did not meet during the fiscal years ended March 31, 2003, April 30, 2003 and July 31, 2003.

Approval of Investment Advisory Contract. Under Section 15(c) of the 1940 Act, the Board is required to re-approve the Trust’s investment advisory contract with BGFA (the “Investment Advisory Agreement”) annually. The Board is provided with quantitative and qualitative information to assist the Board in evaluating the terms of the Investment Advisory Agreement. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser, as well as a description of the quality of services provided by the investment advisor.

Before approving the Investment Advisory Agreement, the Board reviewed a detailed profitability analysis of BGFA based on the fees payable under the Investment Advisory Agreement as well as any other servicing relationships between the Trust and BGFA or its affiliates. The Board analyzed the Trust’s contractual fees, including the investment advisory fee, as well as co-administration and Rule 12b-1 distribution fees, if any.

The Board also reviewed statistical information regarding the performance and expenses of the Funds. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for the Funds, the Board reviewed the performance information for a group of funds that BGFA determined was similar to each Fund (“Peer Group”) and an appropriate broad-based market index. The Board then reviewed a comparison of each Fund’s advisory fee, other fees and total expense ratio to other funds in the Peer Group.

During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to BGFA and its affiliates for advisory and other services provided to the Funds. The Board also reviewed information pertaining to the fee structure for the Funds and considered whether alternative fee structures (i.e., breakpoint fee structures) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in the Funds’ asset levels.

In addition, the Board analyzed BGFA’s background and services that it provides to the Funds. For example, the Board reviewed and discussed the investment philosophy and experience of BGFA. The Board also considered the background and experience of the senior management of BGFA and the level of attention given to the Funds by senior investment personnel of BGFA. In addition to the above considerations, the Board also considered BGFA’s indexing strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board received a presentation from BGFA and reviewed the qualifications, backgrounds and responsibilities of the staff performing investment services for the Funds. The Board recognized that BGFA has the size, visibility and resources to attract and retain highly qualified investment professionals. Similarly, the Board reviewed BGFA’s ability to provide a competitive compensation package to its employees such that each entity would be able to attract and retain high-quality employees.

Based on the above analysis, the Board determined that the Investment Advisory Agreement for each Fund, including the fee level, was fair and reasonable in light of all relevant circumstances. This determination was based on the following factors as discussed above: (i) level of profits realized by BGFA from its advisory arrangement with the Fund; (ii) an analysis of advisory fees paid by the Fund compared to other similar funds; (iii) the scope of BGFA’s background and experience; and (iv) the quality of services provided by BGFA.

Remuneration of Trustees. The Trust pays each Independent Trustee an annual retainer of $32,500. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the compensation paid to each Trustee for the calendar year ended December 31, 2003:

Name of Trustee	Aggregate Estimated Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses***	Estimated Annual Benefits Upon Retirement***	Total Estimated Compensation From the Fund and Fund Complex*
Garrett F. Bouton****	$0	Not Applicable	Not Applicable	$0
John B. Carroll	$32,500	Not Applicable	Not Applicable	$65,000
Lee T. Kranefuss[1]	$0	Not Applicable	Not Applicable	$0
Richard K. Lyons	$32,500	Not Applicable	Not Applicable	$90,000	**
John E. Martinez[2]	$8,125	Not Applicable	Not Applicable	$16,250
Nathan Most	$32,500	Not Applicable	Not Applicable	$65,000
George G.C. Parker	$32,500	Not Applicable	Not Applicable	$65,000
W. Allen Reed	$32,500	Not Applicable	Not Applicable	$65,000

*	Includes compensation as Director of iShares, Inc., an investment company with 23 investment portfolios also advised by BGFA.
**	Includes compensation as Trustee for Barclays Global Investors Funds and Master Investment Portfolio, investment companies with 22 portfolios also advised by BGFA.
***	No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
****	Served as Trustee through June 17, 2003.
[1]	Trustee since June 18, 2003.
[2]	Trustee since December 16, 2003.

Trustees and officers of the Trust collectively owned less than 1% of each of the Fund’s outstanding shares as of November 17, 2003.

Control Persons and Principal Holders of Securities. Although the Trust does not have information concerning the beneficial ownership of iShares held in the names of DTC participants, as of November 17, 2003, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

iShares Index Fund	Name	Percentage of Ownership
S&P 100	Merrill Lynch	14.15%
	Kanaly Trust Co.	9.77%
	Goldman, Sachs & Co.	8.68%
	Citigroup Global Markets	7.11%
	Pax Clearing Co. LLC	5.18%

S&P 500	Morgan Stanley & Co., Inc.	25.12%
	Charles Schwab & Co., Inc.	12.58%
	Northern Trust Company	5.19%

S&P 500/BARRA Growth	State Street Bank & Trust Company	8.93%

S&P 500/BARRA Value	Charles Schwab & Co., Inc.	13.55%
	Merrill Lynch	11.22%
	State Street Bank & Trust Company	7.46%
	National Financial Services LLC	6.73%
	Pershing LLC	5.98%

iShares Construction and Maintenance Standards for the Underlying Investments	page 37

Control Persons and Principal Holders of Securities. Although the Trust does not have information concerning the beneficial ownership of iShares held in the names of DTC participants, as of November 17, 2003, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

iShares Index Fund	Name	Percentage of Ownership
S&P MidCap 400	Charles Schwab & Co., Inc.	16.53%
	National Financial Services LLC	9.48%
	Citigroup Global Markets	6.39%
	Merrill Lynch	5.61%

S&P MidCap 400/BARRA Growth	A.G. Edwards & Sons, Inc.	10.60%
	Morgan Stanley & Co., Inc.	10.27%
	Charles Schwab & Co., Inc.	6.81%
	Credit Suisse First Boston LLC	7.24%
	Merrill Lynch	6.04%
	Lehman Brothers Inc	5.68%
	Pershing LLC	5.28%
	Citigroup Global Markets	5.05%

S&P MidCap 400/BARRA Value	Charles Schwab & Co., Inc.	10.34%
	Morgan Stanley & Co., Inc.	8.92%
	National Financial Services LLC	8.01%
	Merrill Lynch	7.81%
	A.G. Edwards & Sons, Inc.	6.65%
	Pershing LLC	5.41%

S&P SmallCap 600	Charles Schwab & Co., Inc.	10.81%
	Merrill Lynch	7.26%
	Citigroup Global Markets	6.86%
	Lehman Brothers Inc	5.37%
	National Financial Services LLC	5.11%

S&P SmallCap 600/BARRA Growth	Merrill Lynch	9.23%
	Morgan Stanley & Co., Inc.	9.19%
	Charles Schwab & Co., Inc.	8.92%
	A.G. Edwards & Sons, Inc.	7.96%
	National Financial Services LLC	6.84%
	Citigroup Global Markets	5.32%

S&P SmallCap 600/BARRA Value	Charles Schwab & Co., Inc.	14.22%
	National Financial Services LLC	9.89%
	Pershing LLC	8.98%
	Morgan Stanley & Co., Inc.	7.43%
	A.G. Edwards & Sons, Inc.	5.12%

S&P Global 100	Merrill Lynch	15.93%
	Brown Brothers Harriman & Co.	12.34%
	Northern Trust Company	10.42%
	Pershing LLC	8.53%
	Morgan Stanley & Co., Inc.	6.84%
	Charles Schwab & Co., Inc.	6.34%
	National Financial Services LLC	5.48%

S&P Global Energy Sector	Merrill Lynch	16.53%
	Speer, Leeds & Kellogg	9.66%
	Citibank, N.A.	6.85%
	National Financial Services LLC	6.29%
	Morgan Stanley & Co., Inc.	5.25%

S&P Global Financials Sector	Speer, Leeds & Kellogg	21.56%
	Citibank, N.A.	16.91%
	UBS Financial Services Inc.	12.91%
	Charles Schwab & Co., Inc.	9.17%
	Citigroup Global Markets	7.52%

page 38	i	Shares

iShares Index Fund	Name	Percentage of Ownership
S&P Global Healthcare Sector	Charles Schwab & Co., Inc. Rush & Co./Swiss American Merrill Lynch Morgan Stanley & Co., Inc. Citigroup Global Markets	18.83 12.67 10.48 5.45 5.27	% % % % %

S&P Global Technology Sector	Citigroup Global Markets Speer, Leeds & Kellogg Charles Schwab & Co., Inc. Merrill Lynch	22.80 19.24 11.97 5.71	% % % %

S&P Global Telecommunications Sector	Speer, Leeds & Kellogg Charles Schwab & Co., Inc. Citigroup Global Markets	46.50 8.62 7.06	% % %

S&P Euro 350	Merrill Lynch Citigroup Global Markets Charles Schwab & Co., Inc. Morgan Stanley & Co., Inc. Brown Bros. Harriman & Co. UBS Financial Services Inc.	10.06 9.41 8.96 7.41 6.77 5.45	% % % % % %

S&P Latin America 40	Morgan Stanley & Co., Inc. Charles Schwab & Co., Inc. Wells Fargo Merrill Lynch National Financial Services LLC	10.69 9.15 6.31 5.75 5.31	% % % % %

S&P/TOPIX 150	Merrill Lynch Charles Schwab & Co., Inc.	53.82 5.10	% %

Dow Jones U.S. Total Market	Charles Schwab & Co., Inc. National Financial Services LLC Pershing LLC Citigroup Global Markets Morgan Stanley & Co. Inc.	22.33 12.33 6.13 6.33 5.98	% % % % %

Dow Jones U.S. Basic Materials	Citigroup Global Markets Charles Schwab & Co., Inc. The Bank of New York Merrill Lynch UBS Financial Services Inc. Morgan Stanley & Co. Inc.	13.76 11.21 7.62 7.55 7.05 6.26	% % % % % %

Dow Jones U.S. Consumer Cyclical	Citigroup Global Markets Morgan Stanley & Co. Inc. A.G. Edwards & Sons, Inc. Charles Schwab & Co., Inc. Wachovia Securities Merrill Lynch	13.36 9.50 8.15 7.75 6.43 5.79	% % % % % %

Dow Jones U.S. Consumer Non-Cyclical	Merrill Lynch Citigroup Global Markets Morgan Stanley & Co., Inc. Brown Bros. Harriman & Co. UBS Financial Services Charles Schwab & Co., Inc. Wachovia Securities A.G. Edwards & Sons, Inc.	9.94 9.91 9.89 9.34 7.77 5.90 5.90 5.89	% % % % % % % %

Dow Jones U.S. Energy Sector	Morgan Stanley & Co., Inc. Citigroup Global Markets Merrill Lynch Charles Schwab & Co., Inc. National Financial Services LLC UBS Financial Services Inc. Wachovia Securities	12.27 12.26 12.11 10.11 8.16 7.90 5.66	% % % % % % %

Dow Jones U.S. Financial Sector	Citigroup Global Markets Morgan Stanley & Co., Inc. Charles Schwab & Co., Inc. UBS Financial Services Inc. Merrill Lynch Wachovia Securities National Financial Services LLC	17.70 11.20 10.75 9.48 7.21 6.44 5.86	% % % % % % %

Dow Jones U.S. Healthcare Sector	Morgan Stanley & Co., Inc. Charles Schwab & Co., Inc. Citigroup Global Markets Merrill Lynch National Financial Services LLC UBS Financial Services Inc.	13.40 10.01 8.34 6.97 5.96 5.32	% % % % % %

iShares Index Fund	Name	Percentage of Ownership
Dow Jones U.S. Industrial Sector	Citigroup Global Markets Morgan Stanley & Co., Inc. Brown Bros. Harriman & Co. Merrill Lynch Charles Schwab & Co., Inc. National Financial Services LLC UBS Financial Services Inc. Wachovia Securities	14.91 11.45 9.80 8.26 7.99 7.29 7.14 5.35	% % % % % % % %

Dow Jones U.S. Technology Sector	Citigroup Global Markets Charles Schwab & Co., Inc. Morgan Stanley & Co., Inc. National Financial Services LLC UBS Financial Services Inc. Wachovia Securities Merrill Lynch	11.75 10.24 7.10 6.66 5.93 5.76 5.12	% % % % % % %

Dow Jones U.S. Telecommunications Sector	Merrill Lynch Harris Trust & Savings Bank Citigroup Global Markets Charles Schwab & Co., Inc. Morgan Stanley & Co., Inc. Wachovia Securities UBS Financial Services Inc.	12.03 11.53 9.54 7.97 7.93 5.46 5.27	% % % % % % %

Dow Jones U.S. Financial Services	Citigroup Global Markets National Financial Services LLC Merrill Lynch Charles Schwab & Co., Inc. Credit Suisse First Boston LLC Wachovia Securities Morgan Stanley & Co., Inc.	13.47 10.16 8.10 7.25 6.98 5.55 5.15	% % % % % % %

Dow Jones U.S. Real Estate	Charles Schwab & Co., Inc. Lehman Brothers Inc. Merrill Lynch Speer, Leeds & Kellogg Garban Corporates, Inc. Morgan Stanley & Co., Inc. National Financial Services LLC	9.76 8.06 7.62 7.56 6.26 6.00 5.16	% % % % % % %

Dow Jones Select Dividend	Merrill Lynch Speer, Leeds & Kellogg Morgan Stanley & Co., Inc. Citigroup Global Markets Wachovia Securities	22.42 15.77 13.75 11.42 5.58	% % % % %

Dow Jones Transportation Average	Merrill Lynch Citigroup Global Markets Wachovia Securities Charles Schwab & Co., Inc. Goldman, Sachs & Co.	24.00 20.19 10.04 9.42 6.03	% % % % %

Russell 3000	Northern Trust Company Charles Schwab & Co., Inc. National Financial Services LLC Merrill Lynch State Street Bank & Trust Co. Citigroup Global Markets	14.36 13.90 8.64 8.12 7.35 5.12	% % % % % %

Russell 3000 Growth	Northern Trust Company Charles Schwab & Co., Inc. Merrill Lynch National Financial Services LLC Spear, Leeds & Kellogg	23.05 11.40 10.17 9.31 5.63	% % % % %

Russell 3000 Value	Charles Schwab & Co., Inc. Merrill Lynch National City Bank Citigroup Global Markets Credit Suisse First Boston LLC National Financial Services LLC Pershing LLC	15.02 13.82 11.33 8.48 6.62 6.52 6.49	% % % % % % %

iShares Index Fund	Name	Percentage of Ownership
Russell 2000	RBC Dominion Securities Corporation Charles Schwab & Co., Inc.	14.45 7.68	% %

Russell 2000 Growth	Northern Trust Company State Street Bank & Trust Co.	13.45 7.57	% %

Russell 2000 Value	Charles Schwab & Co., Inc. Merrill Lynch State Street Bank & Trust Co. Lehman Brothers Inc	10.05 8.10 7.77 5.57	% % % %

Russell 1000	Credit Suisse First Boston LLC Charles Schwab & Co., Inc.	51.15 15.02	% %

Russell 1000 Growth	Merrill Lynch Charles Schwab & Co., Inc. Citigroup Global Markets State Street Bank & Trust Co.	15.13 14.31 8.54 6.94	% % % %

Russell 1000 Value	Deutsche Bank SE Charles Schwab & Co., Inc. State Street Bank & Trust Co. Citigroup Global Markets Merrill Lynch	10.95 10.25 8.95 8.80 6.20	% % % % %

Russell Midcap	State Street Bank & Trust Company Citigroup Global Markets Pershing LLC National Financial Services LLC	14.89 10.65 8.32 6.47	% % % %

Russell Midcap Growth	Lehman Brothers Inc Northern Trust Company Merrill Lynch National Financial Services LLC Citigroup Global Markets Charles Schwab & Co., Inc.	11.78 10.10 7.28 7.12 5.50 5.30	% % % % % %

Russell Midcap Value	Merrill Lynch Charles Schwab & Co., Inc. Credit Suisse First Boston LLC National Financial Services LLC UBS Financial Services Harris Trust & Savings Bank	11.59 7.07 6.94 5.96 5.62 5.12	% % % % % %

Cohen & Steers Realty Majors	Charles Schwab & Co., Inc. Riggs National Bank Lehman Brothers Inc.	15.62 12.11 7.20	% % %

Nasdaq Biotechnology	Charles Schwab & Co., Inc. Pershing LLC National Financial Services LLC Riggs National Bank Lehman Brothers Inc. Merrill Lynch	14.91 8.31 7.84 7.18 7.09	% % % % %

Goldman Sachs Technology	Citigroup Global Markets Lehman Brothers Inc. State Street Bank & Trust Co. Charles Schwab & Co., Inc.	21.61 15.34 13.33 11.26	% % % %

Goldman Sachs Networking	Wachovia Securities Lehman Brothers Inc Citigroup Global Markets Charles Schwab & Co., Inc. Garban Corporates, Inc. National Financial Services LLC	11.87 10.36 10.09 8.65 8.57 7.22	% % % % % %

Goldman Sachs Semiconductor	Merrill Lynch Citigroup Global Markets Charles Schwab & Co., Inc. Brown Bros. Harriman & Co. National Financial Services LLC UBS Securities LLC	13.01 11.31 10.91 7.94 6.07 5.17	% % % % % %

Goldman Sachs Software	Garban Corporates, Inc. Lehman Brothers Inc Robeco USA Brokerage Services Merrill Lynch Morgan Stanley & Co., Inc. Citigroup Global Markets	17.53 10.79 9.91 8.35 6.61 6.34	% % % % % %

Goldman Sachs Natural Resources	Speer, Leeds & Kellogg Charles Schwab & Co., Inc. National Financial Services LLC Citigroup Global Markets Goldman, Sachs & Co. Credit Suisse First Boston LLC Merrill Lynch	19.73 10.63 9.43 7.77 7.74 7.10 6.03	% % % % % % %

MSCI EAFE	Northern Trust Company Charles Schwab & Co., Inc. Pershing LLC National Financial Services LLC	12.49 10.43 5.77 5.57	% % % %

Investment Advisor. BGFA serves as investment advisor to each Fund pursuant to an Investment Advisory Agreement between the Trust and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

The Investment Advisory Agreement between the Trust and BGFA was most recently reviewed and approved by the Board of Trustees with respect to the S&P 1500 Index Fund on December 5, 2003, with respect to the iShares Dow Jones Transportation Average Index Fund and the iShares Dow Jones Select Dividend Index Fund on September 12, 2003, and with respect to each of the other Funds included in this SAI on June 17, 2003. In making the determination to approve the Investment Advisory Agreement, the Board considered the qualifications of BGFA to provide advisory services, an analysis of BGFA’s profitability, and the reasonableness of the advisory fees paid to BGFA in relation to the services provided and the advisory fees paid by other comparable mutual funds. Based on these considerations, the Board concluded that the terms of the Investment Advisory Agreement are fair and reasonable with respect to the Trust, are in the best interests of the Trust’s shareholders, and are similar to those which could have been obtained through arm’s length negotiations.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses. For its investment management services to each Fund, BGFA is paid a management fee at the annual rates (as a percentage of such Fund’s average net assets) listed below. The following table sets forth the management fees paid by each Fund for the periods noted below.

Name	Management Fee	Inception Date	Fiscal Year End	Management Fees Paid For Fiscal Year Ended 2003	Management Fees Paid For Fiscal Year Ended 2002	Management Fees Paid From Inception through First Fiscal Year End
iShares S&P 100 Index Fund	0.20%	10/23/00	3/31	$338,074	$330,327	$129,813
iShares S&P 500 Index Fund	0.09%	05/15/00	3/31	3,846,690	2,901,467	1,383,992
iShares S&P 500/BARRA Growth Index Fund	0.18%	05/22/00	3/31	974,122	543,734	161,066
iShares S&P 500/BARRA Value Index Fund	0.18%	05/22/00	3/31	1,159,105	833,280	246,793
iShares S&P MidCap 400 Index Fund	0.20%	05/22/00	3/31	1,590,398	724,902	350,529
iShares S&P MidCap 400/BARRA Growth Index Fund	0.25%	07/24/00	3/31	797,655	391,698	111,350
iShares S&P MidCap 400/BARRA Value Index Fund	0.25%	07/24/00	3/31	1,409,989	560,048	72,013
iShares S&P SmallCap 600 Index Fund	0.20%	05/22/00	3/31	2,296,268	1,055,506	166,136
iShares S&P SmallCap 600/BARRA Growth Index Fund	0.25%	07/24/00	3/31	760,915	198,704	38,901
iShares S&P SmallCap 600/BARRA Value Index Fund	0.25%	07/24/00	3/31	1,405,295	500,287	49,623
iShares S&P 1500 Index Fund	0.20%	01/20/04	3/31	N/A	N/A	N/A
iShares S&P Global 100 Index Fund	0.40%	12/05/00	3/31	187,675	256,616	138,080
iShares S&P Global Energy Sector Index Fund	0.65%	11/12/01	3/31	94,641	N/A	36,617
iShares S&P Global Financials Sector Index Fund	0.65%	11/12/01	3/31	69,315	N/A	25,560
iShares S&P Global Healthcare Sector Index Fund	0.65%	11/13/01	3/31	123,814	N/A	40,999
iShares S&P Global Technology Sector Index Fund	0.65%	11/12/01	3/31	38,802	N/A	42,442
iShares S&P Global Telecommunications Sector Index Fund	0.65%	11/12/01	3/31	70,674	N/A	35,943
iShares S&P Europe 350 Index Fund	0.60%	07/25/00	3/31	3,018,178	1,176,579	272,425
iShares S&P Latin America 40 Index Fund	0.50%	10/25/01	3/31	43,266	N/A	15,268
iShares S&P/TOPIX 150 Index Fund	0.50%	10/23/01	3/31	117,885	N/A	68,755
iShares Dow Jones U.S. Total Market Index Fund	0.20%	06/12/00	4/30	258,924	175,899	63,502
iShares Dow Jones U.S. Basic Materials Sector Index Fund	0.60%	06/12/00	4/30	424,542	146,380	46,758
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund	0.60%	06/12/00	4/30	872,272	323,311	96,662
iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund	0.60%	06/12/00	4/30	674,017	206,929	71,983
iShares Dow Jones U.S. Energy Sector Index Fund	0.60%	06/12/00	4/30	580,710	421,146	188,649
iShares Dow Jones U.S. Financial Sector Index Fund	0.60%	05/22/00	4/30	773,730	489,233	443,765
iShares Dow Jones U.S. Healthcare Sector Index Fund	0.60%	06/12/00	4/30	1,834,258	1,099,711	251,455
iShares Dow Jones U.S. Industrial Sector Index Fund	0.60%	06/12/00	4/30	426,880	303,207	133,113
iShares Dow Jones U.S. Technology Sector Index Fund	0.60%	05/15/00	4/30	881,116	739,702	645,093
iShares Dow Jones U.S. Telecommunications Sector Index Fund	0.60%	05/22/00	4/30	472,776	319,221	272,197
iShares Dow Jones U.S. Utilities Sector Index Fund	0.60%	06/12/00	4/30	1,277,275	433,942	171,300
iShares Dow Jones U.S. Financial Services Composite Index Fund	0.60%	06/12/00	4/30	335,039	285,099	236,783
iShares Dow Jones U.S. Real Estate Index Fund	0.60%	06/12/00	4/30	852,062	464,974	162,992
iShares Dow Jones Select Dividend Index Fund	0.40%	11/03/03	4/30	N/A	N/A	N/A
iShares Dow Jones Transportation Average Index Fund	0.60%	10/06/03	4/30	N/A	N/A	N/A
iShares Russell 3000 Index Fund	0.20%	05/22/00	3/31	2,160,932	1,891,266	305,590
iShares Russell 3000 Growth Index Fund	0.25%	07/24/00	3/31	121,224	75,137	31,897
iShares Russell 3000 Value Index Fund	0.25%	07/24/00	3/31	199,522	120,817	39,060
iShares Russell 2000 Index Fund	0.20%	05/22/00	3/31	4,932,658	3,173,356	584,950
iShares Russell 2000 Growth Index Fund	0.25%	07/24/00	3/31	1,196,733	769,356	132,435
iShares Russell 2000 Value Index Fund	0.25%	07/24/00	3/31	2,066,582	1,254,820	213,690
iShares Russell 1000 Index Fund	0.15%	05/15/00	3/31	917,963	449,693	322,915
iShares Russell 1000 Growth Index Fund	0.20%	05/22/00	3/31	1,199,426	808,826	142,570
iShares Russell 1000 Value Index Fund	0.20%	05/22/00	3/31	1,789,888	926,158	171,705
iShares Russell Midcap Index Fund	0.20%	07/17/01	3/31	205,399	N/A	45,722
iShares Russell Midcap Growth Index Fund	0.25%	07/17/01	3/31	206,460	N/A	38,286
iShares Russell Midcap Value Index Fund	0.25%	07/17/01	3/31	200,920	N/A	43,121
iShares Cohen & Steers Realty Majors Index Fund	0.35%	01/29/01	4/30	609,516	160,198	30,688
iShares Nasdaq Biotechnology Index Fund	0.50%	02/05/01	3/31	2,096,245	822,823	69,068
iShares Goldman Sachs Technology Index Fund	0.50%	03/13/01	7/31	271,592	285,562	181,622
iShares Goldman Sachs Networking Index Fund	0.50%	07/10/01	7/31	138,163	175,097	5,299
iShares Goldman Sachs Semiconductor Index Fund	0.50%	07/10/01	7/31	321,981	185,482	7,268
iShares Goldman Sachs Software Index Fund	0.50%	07/10/01	7/31	232,767	129,710	5,900
iShares Goldman Sachs Natural Resources Index Fund	0.50%	10/22/01	7/31	155,365	N/A	97,214
iShares MSCI EAFE Index Fund	0.35%	08/14/01	7/31	8,291,473	N/A	4,766,573
iShares NYSE Composite Index Fund	0.25%	03/30/04	7/31	N/A	N/A	N/A
iShares NYSE 100 Index Fund	0.20%	03/29/04	7/31	N/A	N/A	N/A
iShares Morningstar Large Core Index Fund*	0.20%	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Large Growth Index Fund*	0.25%	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Large Value Index Fund*	0.25%	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Mid Core Index Fund*	0.25%	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Mid Growth Index Fund*	0.30%	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Mid Value Index Fund*	0.30%	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Small Core Index Fund*	0.25%	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Small Growth Index Fund*	0.30%	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Small Value Index Fund*	0.30%	N/A	4/30	N/A	N/A	N/A

*	Fund had not commenced operations as of the date of this SAI.

page 42	i	Shares

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60-days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund’s outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the iShares, but (ii) would not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing iShares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may

iShares Construction and Maintenance Standards for the Underlying Investments	page 43

change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

Codes of Ethics. The Trust, BGFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

Administrator, Custodian and Transfer Agent. Investors Bank & Trust Company (“Investors Bank”) serves as administrator, custodian and transfer agent for the Funds. Investors Bank’s principal address is 200 Clarendon Street, Boston, MA 02111. Under the Administration Agreement with the Trust, Investors Bank provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and each Fund. In addition, Investors Bank makes available the office space, equipment, personnel and facilities required to provide such services. Under the Custodian Agreement with the Trust, Investors Bank maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records, and provides other services. Investors Bank is required, upon the order of the Trust, to deliver securities held by Investors Bank and to make payments for securities purchased by the Trust for each Fund. Also, under a Delegation Agreement, Investors Bank is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, Investors Bank acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, Investors Bank receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee. The following table sets forth the administration, transfer agency and custodian expenses of each Fund for the periods noted.

Name	Inception Date	Fiscal Year End	Custody, Administration, Transfer Agency Expenses Paid During Full Fiscal Year Ended 2003	Custody, Administration, Transfer Agency Expenses Paid During Full Fiscal Year Ended 2002	Custody, Administration, Transfer Agency Expenses Paid From Inception through First Fiscal Year End
iShares S&P 100 Index Fund	10/23/00	3/31	$72,029	$75,094	$50,974
iShares S&P 500 Index Fund	05/15/00	3/31	1,534,062	1,160,805	1,000,047
iShares S&P 500/BARRA Growth Index Fund	05/22/00	3/31	197,972	126,557	92,870
iShares S&P 500/BARRA Value Index Fund	05/22/00	3/31	256,492	202,852	121,756
iShares S&P MidCap 400 Index Fund	05/22/00	3/31	315,742	203,285	228,371
iShares S&P MidCap 400/BARRA Growth Index Fund	07/24/00	3/31	139,661	96,111	64,524

Name	Inception Date	Fiscal Year End	Custody, Administration, Transfer Agency Expenses Paid During Full Fiscal Year Ended 2003	Custody, Administration, Transfer Agency Expenses Paid During Full Fiscal Year Ended 2002	Custody, Administration, Transfer Agency Expenses Paid From Inception through First Fiscal Year End
iShares S&P MidCap 400/BARRA Value Index Fund	07/24/00	3/31	223,716	125,954	60,615
iShares S&P SmallCap 600 Index Fund	05/22/00	3/31	494,348	302,457	131,010
iShares S&P SmallCap 600/BARRA Growth Index Fund	07/24/00	3/31	135,061	89,145	61,452
iShares S&P SmallCap 600/BARRA Value Index Fund	07/24/00	3/31	248,184	148,287	63,982
iShares S&P 1500 Index Fund	01/20/04	3/31	N/A	N/A	N/A
iShares S&P Global 100 Index Fund	12/05/00	3/31	36,356	55,639	25,880
iShares S&P Global Energy Sector Index Fund	11/12/01	3/31	19,458	N/A	11,909
iShares S&P Global Financials Sector Index Fund	11/12/01	3/31	24,276	N/A	11,220
iShares S&P Global Healthcare Sector Index Fund	11/13/01	3/31	20,067	N/A	11,564
iShares S&P Global Technology Sector Index Fund	11/12/01	3/31	19,290	N/A	12,238
iShares S&P Global Telecommunications Sector Index Fund	11/12/01	3/31	15,191	N/A	11,678
iShares S&P Europe 350 Index Fund	07/25/00	3/31	393,795	183,420	81,685
iShares S&P Latin America 40 Index Fund	10/25/01	3/31	21,614	N/A	18,058
iShares S&P/TOPIX 150 Index Fund	10/23/01	3/31	37,624	N/A	21,171
iShares Dow Jones U.S. Total Market Index Fund	06/12/00	4/30	69,722	70,383	67,411
iShares Dow Jones U.S. Basic Materials Sector Index Fund	06/12/00	4/30	36,336	47,456	52,985
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund	06/12/00	4/30	64,982	52,799	57,101
iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund	06/12/00	4/30	49,643	47,825	54,310
iShares Dow Jones U.S. Energy Sector Index Fund	06/12/00	4/30	43,824	50,407	52,436
iShares Dow Jones U.S. Financial Sector Index Fund	05/22/00	4/30	60,870	67,376	102,089
iShares Dow Jones U.S. Healthcare Sector Index Fund	06/12/00	4/30	120,399	78,456	53,904
iShares Dow Jones U.S. Industrial Sector Index Fund	06/12/00	4/30	38,329	49,443	56,112
iShares Dow Jones U.S. Technology Sector Index Fund	05/15/00	4/30	64,326	65,096	130,946
iShares Dow Jones U.S. Telecommunications Sector Index Fund	05/22/00	4/30	39,773	45,829	59,761
iShares Dow Jones U.S. Utilities Sector Index Fund	06/12/00	4/30	79,806	62,455	60,151
iShares Dow Jones U.S. Financial Services Composite Index Fund	06/12/00	4/30	32,427	54,092	62,890
iShares Dow Jones U.S. Real Estate Index Fund	06/12/00	4/30	65,076	62,948	58,648
iShares Dow Jones Select Dividend Index Fund	11/03/03	4/30	N/A	N/A	N/A
iShares Dow Jones Transportation Average Index Fund	10/06/03	4/30	N/A	N/A	N/A
iShares Russell 3000 Index Fund	05/22/00	3/31	502,266	408,195	145,974
iShares Russell 3000 Growth Index Fund	07/24/00	3/31	41,110	64,634	46,893
iShares Russell 3000 Value Index Fund	07/24/00	3/31	68,857	72,307	51,566
iShares Russell 2000 Index Fund	05/22/00	3/31	1,031,362	741,903	378,572
iShares Russell 2000 Growth Index Fund	07/24/00	3/31	223,273	185,800	71,682
iShares Russell 2000 Value Index Fund	07/24/00	3/31	403,563	294,412	107,927
iShares Russell 1000 Index Fund	05/15/00	3/31	233,844	141,567	273,234
iShares Russell 1000 Growth Index Fund	05/22/00	3/31	226,146	171,689	72,129
iShares Russell 1000 Value Index Fund	05/22/00	3/31	340,389	204,785	90,761
iShares Russell Midcap Index Fund	07/17/01	3/31	61,191	N/A	47,875
iShares Russell Midcap Growth Index Fund	07/17/01	3/31	46,093	N/A	39,625
iShares Russell Midcap Value Index Fund	07/17/01	3/31	51,492	N/A	49,353
iShares Cohen & Steers Realty Majors Index Fund	01/29/01	4/30	67,968	48,210	14,433
iShares Nasdaq Biotechnology Index Fund	02/05/01	3/31	157,404	78,416	10,154
iShares Goldman Sachs Technology Index Fund	03/13/01	7/31	26,400	39,476	23,303
iShares Goldman Sachs Networking Index Fund	07/10/01	7/31	16,984	35,134	4,487
iShares Goldman Sachs Semiconductor Index Fund	07/10/01	7/31	28,541	34,401	4,310
iShares Goldman Sachs Software Index Fund	07/10/01	7/31	23,087	31,114	4,308
iShares Goldman Sachs Natural Resources Index Fund	10/22/01	7/31	20,274	N/A	28,580
iShares MSCI EAFE Index Fund	08/14/01	7/31	1,510,940	N/A	778,706
iShares NYSE Composite Index Fund	03/30/04	7/31	N/A	N/A	N/A
iShares NYSE 100 Index Fund	03/29/04	7/31	N/A	N/A	N/A
iShares Morningstar Large Core Index Fund*	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Large Growth Index Fund*	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Large Value Index Fund*	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Mid Core Index Fund*	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Mid Growth Index Fund*	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Mid Value Index Fund*	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Small Core Index Fund*	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Small Growth Index Fund*	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Small Value Index Fund*	N/A	4/30	N/A	N/A	N/A

*	Fund had not commenced operations as of the date of this SAI.

page 44	i	Shares

Distributor. SEI Investments Distribution Co. (the “Distributor”) is the distributor of iShares. Its address is 1 Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes iShares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. iShares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units Aggregations section. iShares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the Statement of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the National Association of Securities Dealers, Inc. (“NASD”).

The Distribution Agreement for each Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least 60-days written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of iShares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of iShares.

iShares Construction and Maintenance Standards for the Underlying Investments	page 45

The following table sets forth the compensation paid by BGFA to the Distributor for certain services, not primarily intended to result in the sale of shares, provided to each Fund during the periods noted below.

Name	Inception Date	Fiscal Year End	Compensation Paid During Full Fiscal Year Ended 2003	Compensation Paid During Full Fiscal Year Ended 2002		Compensation Paid from Inception through First Fiscal Year End
iShares S&P 100 Index Fund	10/23/00	3/31	$22,388	$35,756		$17,308
iShares S&P 500 Index Fund	05/15/00	3/31	350,270	260,563		508,254
iShares S&P 500/BARRA Growth Index Fund	05/22/00	3/31	52,794	36,425		32,977
iShares S&P 500/BARRA Value Index Fund	05/22/00	3/31	50,134	49,290		39,215
iShares S&P MidCap 400 Index Fund	05/22/00	3/31	86,439	39,586		66,343
iShares S&P MidCap 400/BARRA Growth Index Fund	07/24/00	3/31	23,159	34,827		12,676
iShares S&P MidCap 400/BARRA Value Index Fund	07/24/00	3/31	40,192	34,860		8,025
iShares S&P SmallCap 600 Index Fund	05/22/00	3/31	76,491	48,720		27,035
iShares S&P SmallCap 600/BARRA Growth Index Fund	07/24/00	3/31	23,403	34,796		4,887
iShares S&P SmallCap 600/BARRA Value Index Fund	07/24/00	3/31	36,136	34,860		5,604
iShares S&P 1500 Index Fund	01/20/04	3/31	N/A	N/A		N/A
iShares S&P Global 100 Index Fund	12/05/00	3/31	4,874	34,756		8,279
iShares S&P Global Energy Sector Index Fund	11/12/01	3/31	1,331	N/A		14,746
iShares S&P Global Financials Sector Index Fund	11/12/01	3/31	1,197	N/A		14,744
iShares S&P Global Healthcare Sector Index Fund	11/13/01	3/31	1,936	N/A		14,746
iShares S&P Global Technology Sector Index Fund	11/12/01	3/31	501	N/A		14,746
iShares S&P Global Telecommunications Sector Index Fund	11/12/01	3/31	750	N/A		14,745
iShares S&P Europe 350 Index Fund	07/25/00	3/31	28,073	34,822		11,970
iShares S&P Latin America 40 Index Fund	10/25/01	3/31	666	N/A	*	17,243
iShares S&P/TOPIX 150 Index Fund	10/23/01	3/31	642	N/A	*	17,251
iShares Dow Jones U.S. Total Market Index Fund	06/12/00	4/30	11,979	35,535		8,668
iShares Dow Jones U.S. Basic Materials Sector Index Fund	06/12/00	4/30	6,807	35,507		2,755
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund	06/12/00	4/30	8,853	35,528		5,277
iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund	06/12/00	4/30	5,998	35,512		4,124
iShares Dow Jones U.S. Energy Sector Index Fund	06/12/00	4/30	7,619	35,527		10,420
iShares Dow Jones U.S. Financial Sector Index Fund	05/22/00	4/30	10,110	35,535		30,774
iShares Dow Jones U.S. Healthcare Sector Index Fund	06/12/00	4/30	25,820	35,593		12,014
iShares Dow Jones U.S. Industrial Sector Index Fund	06/12/00	4/30	5,529	35,515		7,860
iShares Dow Jones U.S. Technology Sector Index Fund	05/15/00	4/30	15,431	35,555		46,053
iShares Dow Jones U.S. Telecommunications Sector Index Fund	05/22/00	4/30	8,612	35,512		17,955
iShares Dow Jones U.S. Utilities Sector Index Fund	06/12/00	4/30	22,448	35,548		9,964
iShares Dow Jones U.S. Financial Services Composite Index Fund	06/12/00	4/30	7,979	35,514		15,104
iShares Dow Jones U.S. Real Estate Index Fund	06/12/00	4/30	13,317	35,532		8,440
iShares Dow Jones Select Dividend Index Fund	11/03/03	4/30	N/A	N/A		N/A
iShares Dow Jones Transportation Average Index Fund	10/6/03	4/30	N/A	N/A		N/A
iShares Russell 3000 Index Fund	05/22/00	3/31	73,711	77,923		41,362
iShares Russell 3000 Growth Index Fund	07/24/00	3/31	4,295	34,756		4,109
iShares Russell 3000 Value Index Fund	07/24/00	3/31	7,331	34,763		4,864
iShares Russell 2000 Index Fund	05/22/00	3/31	127,688	126,184		97,698
iShares Russell 2000 Growth Index Fund	07/24/00	3/31	47,752	37,175		14,491
iShares Russell 2000 Value Index Fund	07/24/00	3/31	47,545	50,843		21,992
iShares Russell 1000 Index Fund	05/15/00	3/31	68,773	36,425		99,243
iShares Russell 1000 Growth Index Fund	05/22/00	3/31	68,489	44,798		23,487
iShares Russell 1000 Value Index Fund	05/22/00	3/31	73,636	46,911		26,396
iShares Russell Midcap Index Fund	07/17/01	3/31	14,497	N/A		24,751
iShares Russell Midcap Growth Index Fund	07/17/01	3/31	8,715	N/A		24,751
iShares Russell Midcap Value Index Fund	07/17/01	3/31	7,873	N/A		24,752
iShares Cohen & Steers Realty Majors Index Fund	01/29/01	4/30	18,265	35,513		2,014
iShares Nasdaq Biotechnology Index Fund	02/05/01	3/31	39,759	34,826		3,218
iShares Goldman Sachs Technology Index Fund	03/13/01	7/31	5,463	35,067		3,431
iShares Goldman Sachs Networking Index Fund	07/10/01	7/31	4,251	35,067		2,500
iShares Goldman Sachs Semiconductor Index Fund	07/10/01	7/31	5,333	35,067		2,500
iShares Goldman Sachs Software Index Fund	07/10/01	7/31	6,052	35,067		2,500
iShares Goldman Sachs Natural Resources Index Fund	10/22/01	7/31	2,743	N/A		30,067
iShares MSCI EAFE Index Fund	08/14/01	7/31	158,126	N/A		40,159
iShares NYSE Composite Index Fund	03/30/04	7/31	N/A	N/A		N/A
iShares NYSE 100 Index Fund	03/29/04	7/31	N/A	N/A		N/A
iShares Morningstar Large Core Index Fund*	N/A	4/30	N/A	N/A		N/A
iShares Morningstar Large Growth Index Fund*	N/A	4/30	N/A	N/A		N/A
iShares Morningstar Large Value Index Fund*	N/A	4/30	N/A	N/A		N/A
iShares Morningstar Mid Core Index Fund*	N/A	4/30	N/A	N/A		N/A
iShares Morningstar Mid Growth Index Fund*	N/A	4/30	N/A	N/A		N/A
iShares Morningstar Mid Value Index Fund*	N/A	4/30	N/A	N/A		N/A
iShares Morningstar Small Core Index Fund*	N/A	4/30	N/A	N/A		N/A
iShares Morningstar Small Growth Index Fund*	N/A	4/30	N/A	N/A		N/A
iShares Morningstar Small Value Index Fund*	N/A	4/30	N/A	N/A		N/A

*	Fund had not commenced operations as of the date of this SAI.

Index Providers. Each Fund is based upon a particular index compiled by one of the following Index Providers: Standard & Poor’s (a division of the McGraw-Hill Companies), Frank Russell Company, Dow Jones & Company, Cohen & Steers, NASDAQ, Goldman Sachs, MSCI, NYSE and Morningstar. Dow Jones maintains and calculates the NYSE Indexes for the NYSE and the Morningstar Indexes for Morningstar pursuant to contractual agreements. None of the Index Providers is affiliated with a Fund or with BGI or its affiliates. Each Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with the relevant Index Provider. BGI has provided the applicable sub-licenses without charge to the Funds.

page 46	i	Shares

Brokerage Transactions

The policy of the Trust regarding purchases and sales of portfolio securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, BGFA relies upon its experience and knowledge regarding commissions generally charged by various brokers.

In seeking to implement the Trust’s policies, BGFA effects transactions with those brokers and dealers that BGFA believes provide the most favorable prices and are capable of providing efficient executions. BGFA and its affiliates do not participate in soft dollar transactions.

The Trust may execute brokerage or other agency transactions through affiliates that are registered broker-dealers, for commissions, in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. Under these provisions, affiliates of BGFA are permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the affiliate and the Trust expressly permitting the affiliate of BGFA to receive and retain such compensation. These rules further require that the commissions paid by the Trust for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including the Independent Trustees, have adopted procedures for evaluating the reasonableness of commissions paid and will review these procedures periodically.

The table below sets forth the brokerage commissions paid by each Fund for the periods noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund’s assets over those periods.

Name	Inception Date	Fiscal Year End	Commissions Paid During Full Fiscal Year Ended 2003	Commissions Paid During Full Fiscal Year Ended 2002	Commissions Paid From Inception through First Fiscal Year End
iShares S&P 100 Index Fund	10/23/00	3/31	$7,138	$21,328	$10,048
iShares S&P 500 Index Fund	05/15/00	3/31	150,954	147,702	108,184
iShares S&P 500/BARRA Growth Index Fund	05/22/00	3/31	36,653	29,087	33,848
iShares S&P 500/BARRA Value Index Fund	05/22/00	3/31	73,609	58,281	21,238
iShares S&P MidCap 400 Index Fund	05/22/00	3/31	86,335	64,128	114,412
iShares S&P MidCap 400/BARRA Growth Index Fund	07/24/00	3/31	151,631	62,671	53,624
iShares S&P MidCap 400/BARRA Value Index Fund	07/24/00	3/31	98,331	50,428	17,281
iShares S&P SmallCap 600 Index Fund	05/22/00	3/31	184,495	126,854	68,518
iShares S&P SmallCap 600/BARRA Growth Index Fund	07/24/00	3/31	186,702	39,345	35,000
iShares S&P SmallCap 600/BARRA Value Index Fund	07/24/00	3/31	143,910	66,161	18,621
iShares S&P 1500 Index Fund	01/20/04	3/31	N/A	N/A	N/A
iShares S&P Global 100 Index Fund	12/05/00	3/31	4,936	3,319	6,271
iShares S&P Global Energy Sector Index Fund	11/12/01	3/31	3,277	N/A	570
iShares S&P Global Financials Sector Index Fund	11/12/01	3/31	2,360	N/A	5
iShares S&P Global Healthcare Sector Index Fund	11/13/01	3/31	1,944	N/A	139
iShares S&P Global Technology Sector Index Fund	11/12/01	3/31	549	N/A	550
iShares S&P Global Telecommunications Sector Index Fund	11/12/01	3/31	4,683	N/A	732
iShares S&P Europe 350 Index Fund	07/25/00	3/31	63,087	21,999	43,104
iShares S&P Latin America 40 Index Fund	10/25/01	3/31	4,867	N/A	735
iShares S&P/TOPIX 150 Index Fund	10/23/01	3/31	914	N/A	170
iShares Dow Jones U.S. Total Market Index Fund	06/12/00	4/30	8,355	9,435	3,952

iShares Construction and Maintenance Standards for the Underlying Investments	page 47

Name	Inception Date	Fiscal Year End	Commissions Paid During Full Fiscal Year Ended 2003	Commissions Paid During Full Fiscal Year Ended 2002	Commissions Paid From Inception through First Fiscal Year End
iShares Dow Jones U.S. Basic Materials Sector Index Fund	06/12/00	4/30	9,391	3,638	3,200
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund	06/12/00	4/30	15,039	3,963	7,899
iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund	06/12/00	4/30	9,206	4,096	7,950
iShares Dow Jones U.S. Energy Sector Index Fund	06/12/00	4/30	13,895	16,680	11,042
iShares Dow Jones U.S. Financial Sector Index Fund	05/22/00	4/30	10,519	5,467	13,493
iShares Dow Jones U.S. Healthcare Sector Index Fund	06/12/00	4/30	11,136	4,611	3,101
iShares Dow Jones U.S. Industrial Sector Index Fund	06/12/00	4/30	6,521	23,318	10,950
iShares Dow Jones U.S. Technology Sector Index Fund	05/15/00	4/30	10,064	12,021	12,969
iShares Dow Jones U.S. Telecommunications Sector Index Fund	05/22/00	4/30	75,981	58,357	59,573
iShares Dow Jones U.S. Utilities Sector Index Fund	06/12/00	4/30	77,249	16,579	6,002
iShares Dow Jones U.S. Financial Services Index Fund	06/12/00	4/30	3,897	1,925	3,669
iShares Dow Jones U.S. Real Estate Index Fund	06/12/00	4/30	72,203	19,967	18,648
iShares Dow Jones Select Dividend Index Fund	11/03/06	4/30	N/A	N/A	N/A
iShares Dow Jones Transportation Average Index Fund	10/06/03	4/30	N/A	N/A	N/A
iShares Russell 3000 Index Fund	05/22/00	3/31	66,339	101,505	10,762
iShares Russell 3000 Growth Index Fund	07/24/00	3/31	2,932	5,112	481
iShares Russell 3000 Value Index Fund	07/24/00	3/31	7,032	11,853	2,279
iShares Russell 2000 Index Fund	05/22/00	3/31	437,267	760,213	435,597
iShares Russell 2000 Growth Index Fund	07/24/00	3/31	95,215	164,482	23,347
iShares Russell 2000 Value Index Fund	07/24/00	3/31	201,981	340,383	41,057
iShares Russell 1000 Index Fund	05/15/00	3/31	19,186	31,665	25,814
iShares Russell 1000 Growth Index Fund	05/22/00	3/31	20,912	53,986	9,375
iShares Russell 1000 Value Index Fund	05/22/00	3/31	57,468	91,295	15,263
iShares Russell Midcap Index Fund	07/17/01	3/31	8,349	N/A	4,555
iShares Russell Midcap Growth Index Fund	07/17/01	3/31	8,503	N/A	2,100
iShares Russell Midcap Value Index Fund	07/17/01	3/31	9,521	N/A	4,117
iShares Cohen & Steers Realty Majors Index Fund	01/29/01	4/30	52,718	19,119	1,391
iShares Nasdaq Biotechnology Index Fund	02/05/01	3/31	211,571	29,880	9,616
iShares Goldman Sachs Technology Index Fund	03/13/01	7/31	5,755	5,088	249
iShares Goldman Sachs Networking Index Fund	07/10/01	7/31	37,244	67,648	4,244
iShares Goldman Sachs Semiconductor Index Fund	07/10/01	7/31	14,186	4,039	0
iShares Goldman Sachs Software Index Fund	07/10/01	7/31	2,642	3,602	0
iShares Goldman Sachs Natural Resources Index Fund	10/22/01	7/31	5,467	N/A	2,758
iShares MSCI EAFE Index Fund	08/14/01	7/31	345,217	N/A	279,407
iShares NYSE Composite Index Fund	03/30/04	7/31	N/A	N/A	N/A
iShares NYSE 100 Index Fund	03/29/04	7/31	N/A	N/A	N/A
iShares Morningstar Large Core Index Fund*	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Large Growth Index Fund*	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Large Value Index Fund*	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Mid Core Index Fund*	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Mid Growth Index Fund*	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Mid Value Index Fund*	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Small Core Index Fund*	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Small Growth Index Fund*	N/A	4/30	N/A	N/A	N/A
iShares Morningstar Small Value Index Fund*	N/A	4/30	N/A	N/A	N/A

*	Fund had not commenced operations as of the date of this SAI.

The following table sets forth the names of the Funds’ “regular broker dealers,” as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the applicable Fund’s most recently completed fiscal year.

Fund	Fiscal Year End	Issuer	Market Value of Investment
iShares S&P 100 Index Fund	3/31	Citigroup Inc.	$11,916,944
		The Goldman Sachs Group Inc.	2,161,676
		Merrill Lynch & Co. Inc.	2,060,599
		Lehman Brothers Holdings Inc	942,191

iShares S&P 500 Index Fund	3/31	Citigroup Inc.	105,931,993
		Bank of America Corp.	60,075,124
		Morgan Stanley & Co. Inc.	24,864,491
		The Goldman Sachs Group Inc.	19,191,480
		Merrill Lynch & Co. Inc.	18,313,199
		Bank of New York Co. Inc.	9,391,665
		Lehman Brothers Holdings Inc	8,364,337
		Charles Schwab Group Inc.	5,831,291

page 48	i	Shares

Fund	Fiscal Year End	Issuer	Market Value of Investment
iShares S&P 500/BARRA Value Index Fund	3/31	Citigroup Inc.	31,383,468
		Bank of America Corp.	17,796,952
		JP Morgan Chase Co.	8,391,514
		Morgan Stanley & Co. Inc.	7,364,772
		The Goldman Sachs Group Inc.	5,696,866
		Merrill Lynch & Co. Inc.	5,426,077
		Bank of New York Co. Inc.	2,787,200
		Lehman Brothers Holdings Inc	2,485,387

iShares S&P Global 100 Index Fund	3/31	Citigroup Inc.	2,313,180
		Morgan Stanley & Co. Inc.	542,116
		Credit Suisse Group	264,125

iShares S&P Global Financial Sector Index Fund	3/31	Citigroup Inc.	993,538
		HSBC Holdings Plc	624,183
		Bank of America Corp.	561,456
		Morgan Stanley & Co. Inc.	240,838
		Deutsche Bank AG	151,913
		Royal Bank of Canada	143,879
		Credit Suisse Group	113,927
		Lehman Brothers Holdings Inc	76,230
		State Street Corp.	59,211

iShares S&P/TOPIX 150 Index Fund	3/31	Nomura Inc.	187,468

iShares S&P Europe 350 Index Fund	3/31	Deutsche Bank AG	2,742,281
		Credit Suisse Group	2,114,826

iShares Dow Jones U.S. Total Market Index Fund	4/30	Citigroup Inc.	3,840,612
		Morgan Stanley & Co. Inc.	841,166
		Merrill Lynch & Co. Inc.	646,784
		The Goldman Sachs Group Inc.	348,381
		Prudential Financial Inc.	344,509
		Lehman Brothers Holdings Inc	291,047
		Charles Schwab Corp.	169,580

iShares Dow Jones U.S. Financial Sector Index Fund	4/30	Citigroup Inc.	15,252,197
		JP Morgan Chase Co.	4,424,542
		Morgan Stanley & Co. Inc.	3,350,343
		Merrill Lynch & Co. Inc.	2,565,502
		The Goldman Sachs Group Inc.	1,376,826
		Prudential Financial Inc.	1,367,581
		Lehman Brothers Holdings Inc	1,154,114
		Charles Schwab Corp.	667,634
		Jeffries Group Inc.	63,354

iShares Dow Jones U.S. Financial Services Index Fund	4/30	Citigroup Inc.	16,702,877
		JP Morgan Chase Co.	4,845,127
		Morgan Stanley & Co. Inc.	3,668,695
		Merrill Lynch & Co. Inc.	2,810,037
		The Goldman Sachs Group Inc.	1,508,133
		Lehman Brothers Holdings Inc	1,263,934
		Charles Schwab Corp.	730,909

iShares Russell 3000 Index Fund	3/31	JP Morgan Chase Co.	5,361,637
		Morgan Stanley & Co. Inc.	4,798,467
		Merrill Lynch & Co. Inc.	3,716,611
		The Goldman Sachs Group Inc.	1,863,418
		Prudential Financial Inc.	1,859,715
		Lehman Brothers Holdings Inc	1,599,906
		Charles Schwab Corp.	896,089
		Jeffries Group Inc.	78,587

iShares Russell 3000 Growth Index Fund	3/31	Charles Schwab Corp.	101,080
		Jeffries Group Inc.	7,298

iShares Russell 3000 Value Index Fund	3/31	Morgan Stanley & Co. Inc.	984,905
		Merrill Lynch & Co. Inc.	763,790
		The Goldman Sachs Group Inc.	382,269
		Lehman Brothers Holdings Inc	327,962

iShares Russell 2000 Index Fund	3/31	Jeffries Group Inc.	2,069,677

iShares Russell 2000 Growth Index Fund	3/31	Jeffries Group Inc.	1,315,339

iShares Russell 2000 Value Index Fund	3/31	Jeffries Group Inc.	248,630

iShares Russell 1000 Index Fund	3/31	JP Morgan Chase Co.	5,356,042
		Morgan Stanley & Co. Inc.	4,793,366
		Merrill Lynch & Co. Inc.	3,709,035
		The Goldman Sachs Group Inc.	1,861,511
		Prudential Financial Inc.	1,856,819
		Lehman Brothers Holdings Inc	1,598,924
		Charles Schwab Corp.	892,832

iShares Russell 1000 Growth Index Fund	3/31	Charles Schwab Corp.	1,723,696

iShares Russell 1000 Value Index Fund	3/31	JP Morgan Chase Co.	11,888,787
		Morgan Stanley & Co. Inc.	10,639,862
		Merrill Lynch & Co. Inc.	8,216,057
		The Goldman Sachs Group Inc.	4,139,945
		Lehman Brothers Holdings Inc	3,551,279

iShares MSCI EAFE Index Fund	7/31	Deutsche Bank AG	18,197,800
		Credit Suisse Group	19,139,618
		UBS AG—Registered	35,869,292

The Trust will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

The following table sets forth the aggregate dollar amount of brokerage commissions paid by each Fund to Barclays Global Investors Services (“BGIS”), an affiliate of BGFA and a subsidiary of BGI, during the fiscal year ended 2003, the percentage of each Fund’s aggregate brokerage commissions paid to BGIS during the fiscal year ended 2003, and the percentage of each Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through BGIS during the fiscal year ended 2003.

Name	Inception Date	Fiscal Year End	Commissions Paid to BGIS During Fiscal Year Ended 2003	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Transactions Involving Payment of Commissions
iShares Nasdaq Biotechnology Index Fund	02/05/01	3/31	$132,966	62.85%	0.12%

The following table sets forth the aggregate dollar amount of brokerage commissions paid by each Fund to BGIS during the fiscal years ended 2002 and 2001.

Name	Inception Date	Fiscal Year End	Commissions Paid to BGIS During Full Fiscal Year Ended 2002	Commissions Paid to BGIS From Inception through First Fiscal Year End
iShares S&P MidCap 400 Index Fund	05/22/00	3/31	$571	$0
iShares S&P MidCap 400/BARRA Growth Index Fund	07/24/00	3/31	432	0
iShares Russell 1000 Index Fund	05/15/00	3/31	3,878	0
iShares Russell 1000 Growth Index Fund	05/22/00	3/31	7,479	0
iShares Russell 1000 Value Index Fund	05/22/00	3/31	25,348	0
iShares Russell Midcap Value Index Fund	07/17/01	3/31	51	0
iShares Cohen & Steers Realty Majors Index Fund	01/29/01	4/30	800	0

iShares Construction and Maintenance Standards for the Underlying Investments	page 49

BGFA assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Funds and one or more other investment companies or clients supervised by BGFA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 50%. The overall reasonableness of brokerage commissions is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

Additional Information Concerning the Trust

Shares. The Trust was established as a Delaware statutory trust on December 16, 1999. The Trust currently is comprised of over 50 Funds. Each Fund issues shares of beneficial interest, with no par value. The Board may designate additional Funds. Each Fund is currently registered with the SEC as an open-end management investment company.

Each iShare issued by a Fund has a pro rata interest in the assets of that Fund. iShares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each iShare is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each iShare has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. iShares of all Funds vote together as a single class except that, if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All iShares (regardless of the Fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of iShares of a Fund and immediately prior to the commencement of trading in such Fund’s iShares, a holder of iShares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at 1 Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the iShares of a Fund may be subject to the reporting provisions of Section 13 of the Exchange Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a Fund and beneficial owners of 10% of the iShares of a Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the Exchange Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the Exchange Act.

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a super majority of the holders of the Trust or such Fund entitled to vote on termination. Although the iShares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of iShares in a Creation Unit Aggregation. In the event of a termination of

page 50	i	Shares

the Trust or a Fund, the Board, in its sole discretion, could determine to permit the iShares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

DTC Acts as Securities Depository for the iShares. iShares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of iShares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in iShares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of iShares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the iShares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding iShares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all iShares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in iShares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of iShares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name”, and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such iShares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to iShares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Unit Aggregations

Creation. The Trust issues and sells iShares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

Additional Information Concerning the Trust	page 51

A “Business Day” with respect to each Fund is any day on which the national securities exchange on which the Fund is listed for trading (each a “Listing Exchange”) is open for business. As of the date of the applicable Prospectus, each Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”), which constitutes a substantial replication, or a portfolio sampling representation, of the stocks involved in the relevant Fund’s Underlying Index and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.

The Cash Component is sometimes also referred to as the “Balancing Amount.” The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the iShares (per Creation Unit Aggregation) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

BGFA, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, prior to the opening of business on the applicable Listing Exchange (currently 9:30 am, Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the relevant Underlying Index.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e. a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index being tracked by the relevant Fund or resulting from certain corporate actions.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant”. Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All iShares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create iShares must be placed for one or more Creation Unit Aggregations. Each Fund, except the iShares S&P 350 Europe Index Fund, iShares S&P Global 100 Index Fund, iShares S&P Global Energy Sector Index Fund, iShares S&P Global Financial Sector Index Fund, iShares S&P Global Healthcare Sector Index Fund, iShares S&P Global Technology Sector Index Fund, iShares S&P Global Telecommunications Sector Index Fund, iShares S&P Latin America 40 Index Fund, iShares S&P/TOPIX 150 Index Fund and iShares MSCI EAFE Index Fund, is hereinafter referred to as a “Domestic Fund” and each of the iShares S&P Europe 350 Index Fund, the iShares S&P Global 100 Index Fund, iShares S&P Global Energy Sector Index Fund, iShares S&P Global Financials Sector Index Fund, iShares S&P Global Healthcare Sector Index Fund, iShares S&P Global Technology Sector Index Fund, iShares S&P Global Telecommunications Sector

page 52	i	Shares

Index Fund, iShares S&P Latin America 40 Index Fund, iShares S&P/TOPIX 150 Index Fund, and iShares MSCI EAFE Index Fund is hereinafter referred to as a “Foreign Fund.” Orders to create Creation Unit Aggregations of the Foreign Funds cannot be placed through the Clearing Process. All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the applicable Listing Exchange (“Closing Time”) (ordinarily 4:00 pm, Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of iShares of the applicable Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Unit Aggregations of Domestic Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations of Domestic Funds that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Those placing orders for Creation Unit Aggregations of Foreign Funds should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

Placement of Creation Orders for Domestic Funds Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through Investors Bank to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders for Domestic Funds Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 pm, Eastern time, on the third Business Day following the Transmittal Date (“Settlement Date”). In certain cases Authorized Participants will create and redeem Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Additional Information Concerning the Trust	page 53

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to Investors Bank through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by Investors Bank no later than 2:00 pm, Eastern time, on the Settlement Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if Investors Bank does not receive both the required Deposit Securities and the Cash Component by 2:00 pm on the Settlement Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

An additional charge of up to three (3) times the normal transaction fee (for a total charge of up to four (4) times the normal transaction fee) may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. This charge is subject to a limit not to exceed 10/100 of 1% (10 basis points) of the value of one Creation Unit at the time of creation.

Creation Unit Aggregations of Domestic Funds may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the iShares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105%, which BGFA may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with Investors Bank the appropriate amount of federal funds by 2:00 pm, Eastern time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the closing time or Investors Bank does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with Investors Bank, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105%, which BGFA may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 pm, Eastern time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by Investors Bank or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

Placement of Creation Orders for Foreign Funds. Fund Deposits in connection with the Foreign Funds will not be made either through the Clearing Process or through DTC. For each Fund, Investors Bank shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor’s behalf by the closing time of the regular trading session on the applicable Listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 pm, Eastern time, on the contractual settlement date.

page 54	i	Shares

The Authorized Participant must also make available no later than 2:00 pm, Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of Foreign Funds will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 110%, which BGFA may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 pm, Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the iShares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by BGFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, Investors Bank, the Distributor or BGFA make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC, Investors Bank or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit Aggregation of its rejection of the order of such person. The Trust, Investors Bank, a sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A purchase transaction fee is imposed for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units of iShares. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units of iShares for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the “cash in lieu” portion of its investment. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the creation transaction fee for each of the Funds.

Name of Fund	Standard Creation Transaction Fee*	Maximum Creation Transaction Fee*
iShares S&P 100 Index Fund	$500	$2,000
iShares S&P 500 Index Fund	$1,500	$6,000
iShares S&P 500/BARRA Growth Index Fund	$500	$2,000
iShares S&P 500/BARRA Value Index Fund	$1,250	$5,000
iShares S&P MidCap 400 Index Fund	$1,250	$5,000
iShares S&P MidCap 400/BARRA Growth Index Fund	$500	$2,000
iShares S&P MidCap 400/BARRA Value Index Fund	$1,250	$5,000
iShares S&P SmallCap 600 Index Fund	$2,000	$8,000
iShares S&P SmallCap 600/BARRA Growth Index Fund	$750	$3,000

iShares Placement of Creation Orders	page 55

Name of Fund	Standard Creation Transaction Fee*	Maximum Creation Transaction Fee*
iShares S&P SmallCap 600/BARRA Value Index Fund	$1,250	$5,000
iShares S&P 1500 Index Fund	$6,000	$24,000
iShares S&P Global 100 Index Fund	$2,000	$8,000
iShares S&P Global Energy Sector Index Fund	$600	$2,400
iShares S&P Global Financial Sector Index Fund	$4,200	$16,800
iShares S&P Global Healthcare Sector Index Fund	$700	$2,800
iShares S&P Global Technology Sector Index Fund	$1,400	$5,600
iShares S&P Global Telecommunications Sector Index Fund	$900	$3,600
iShares S&P Europe 350 Index Fund	$12,000	$48,000
iShares S&P Latin America 40 Index Fund	$450	$1,800
iShares S&P/TOPIX 150 Index Fund	$3,000	$12,000
iShares Dow Jones U.S. Total Market Index Fund	$5,000	$20,000
iShares Dow Jones U.S. Basic Materials Sector Index Fund	$500	$2,000
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund	$1,500	$6,000
iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund	$500	$2,000
iShares Dow Jones U.S. Energy Sector Index Fund	$500	$2,000
iShares Dow Jones U.S. Financial Sector Index Fund	$1,500	$6,000
iShares Dow Jones U.S. Healthcare Sector Index Fund	$750	$3,000
iShares Dow Jones U.S. Industrial Sector Index Fund	$1,500	$6,000
iShares Dow Jones U.S. Technology Sector Index Fund	$1,250	$5,000
iShares Dow Jones U.S. Telecommunications Sector Index Fund	$250	$1,000
iShares Dow Jones U.S. Utilities Sector Index Fund	$500	$2,000
iShares Dow Jones U.S. Financial Services Index Fund	$1,000	$4,000
iShares Dow Jones U.S. Real Estate Index Fund	$500	$2,000
iShares Dow Jones Select Dividend Index Fund	$250	$1,000
iShares Dow Jones Transportation Average Index Fund	$200	$800
iShares Russell 3000 Index Fund	$11,500	$20,000
iShares Russell 3000 Growth Index Fund	$7,000	$28,000
iShares Russell 3000 Value Index Fund	$8,000	$32,000
iShares Russell 2000 Index Fund	$5,000	$20,000
iShares Russell 2000 Growth Index Fund	$4,000	$16,000
iShares Russell 2000 Value Index Fund	$4,000	$16,000
iShares Russell 1000 Index Fund	$3,000	$12,000
iShares Russell 1000 Growth Index Fund	$2,000	$8,000
iShares Russell 1000 Value Index Fund	$2,500	$10,000
iShares Russell Midcap Index Fund	$2,500	$10,000
iShares Russell Midcap Growth Index Fund	$1,600	$6,400
iShares Russell Midcap Value Index Fund	$2,300	$9,200
iShares Cohen & Steers Realty Majors Index Fund	$250	$1,000
iShares Nasdaq Biotechnology Index Fund	$350	$1,400
iShares Goldman Sachs Technology Index Fund	$900	$3,600
iShares Goldman Sachs Networking Index Fund	$200	$800
iShares Goldman Sachs Semiconductor Index Fund	$250	$1,000
iShares Goldman Sachs Software Index Fund	$250	$1,000
iShares Goldman Sachs Natural Resources Index Fund	$500	$2,000
iShares MSCI EAFE Index Fund	$22,000	$88,000
iShares NYSE Composite Index Fund	$6,500	$26,000
iShares NYSE 100 Index Fund	$500	$2,000
iShares Morningstar Large Core Index Fund	$300	$1,200
iShares Morningstar Large Growth Index Fund	$300	$1,200
iShares Morningstar Large Value Index Fund	$300	$1,200
iShares Morningstar Mid Core Index Fund	$900	$3,600
iShares Morningstar Mid Growth Index Fund	$900	$3,600
iShares Morningstar Mid Value Index Fund	$800	$3,200
iShares Morningstar Small Core Index Fund	$1,400	$5,600
iShares Morningstar Small Growth Index Fund	$1,300	$5,200
iShares Morningstar Small Value Index Fund	$1,300	$5,200

*	If a Creation Unit is purchased outside the usual process through the NSCC or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

Redemption of iShares in Creation Units Aggregations. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through Investors Bank and only on a Business Day. A Fund will not redeem iShares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough iShares in the secondary market to constitute a Creation Unit Aggregation in order to have such iShares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit Aggregation.

With respect to each Fund, BGFA, (i) through the NSCC for Domestic Funds, and (ii) through the Distributor, makes available immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 am, Eastern time) on each Business Day, the identity of the fund securities that will be applicable (subject to possible amendment or correction) to redemption requests received in

page 56	i	Shares

proper form (as described below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities — as announced on the Business Day of the request for redemption received in proper form — plus cash in an amount equal to the difference between the NAV of the iShares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater then the NAV of the iShares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the NYSE, is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the iShares of a Fund or determination of such Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The redemption transaction fees for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the redemption transaction fee for each of the Funds.

Name of Fund	Standard Redemption Transaction Fee*	Maximum Redemption Transaction Fee*
iShares S&P 100 Index Fund	$500	$2,000
iShares S&P 500 Index Fund	$1,500	$6,000
iShares S&P 500/BARRA Growth Index Fund	$500	$2,000
iShares S&P 500/BARRA Value Index Fund	$1,250	$5,000
iShares S&P MidCap 400 Index Fund	$1,250	$5,000
iShares S&P MidCap 400/BARRA Growth Index Fund	$500	$2,000
iShares S&P MidCap 400/BARRA Value Index Fund	$1,250	$5,000
iShares S&P SmallCap 600 Index Fund	$2,000	$8,000
iShares S&P SmallCap 600/BARRA Growth Index Fund	$750	$3,000
iShares S&P SmallCap 600/BARRA Value Index Fund	$1,250	$5,000
iShares S&P 1500 Index Fund	$6,000	$24,000
iShares S&P Global 100 Index Fund	$2,000	$8,000
iShares S&P Global Energy Sector Index Fund	$600	$2,400
iShares S&P Global Financials Sector Index Fund	$4,200	$16,800
iShares S&P Global Healthcare Sector Index Fund	$700	$2,800
iShares S&P Global Technology Sector Index Fund	$1,400	$5,600
iShares S&P Global Telecommunications Sector Index Fund	$900	$3,600
iShares S&P Europe 350 Index Fund	$12,000	$48,000
iShares S&P Latin America 40 Index Fund	$450	$1,800
iShares S&P/Topix 150 Index Fund	$3,000	$12,000
iShares Dow Jones U.S. Total Market Index Fund	$5,000	$20,000
iShares Dow Jones U.S. Basic Materials Sector Index Fund	$500	$2,000
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund	$1,500	$6,000
iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund	$500	$2,000
iShares Dow Jones U.S. Energy Sector Index Fund	$500	$2,000
iShares Dow Jones U.S. Financial Sector Index Fund	$1,500	$6,000
iShares Dow Jones U.S. Healthcare Sector Index Fund	$750	$3,000
iShares Dow Jones U.S. Industrial Sector Index Fund	$1,500	$6,000
iShares Dow Jones U.S. Technology Sector Index Fund	$1,250	$5,000
iShares Dow Jones U.S. Telecommunications Sector Index Fund	$250	$1,000
iShares Dow Jones U.S. Utilities Sector Index Fund	$500	$2,000
iShares Dow Jones U.S. Financial Services Index Fund	$1,000	$4,000
iShares Dow Jones U.S. Real Estate Index Fund	$500	$2,000
iShares Dow Jones Select Dividend Index Fund	$250	$1,000
iShares Dow Jones Transportation Average Index Fund	$200	$800
iShares Russell 3000 Index Fund	$5,000	$20,000
iShares Russell 3000 Growth Index Fund	$7,000	$28,000
iShares Russell 3000 Value Index Fund	$8,000	$32,000
iShares Russell 2000 Index Fund	$5,000	$20,000
iShares Russell 2000 Growth Index Fund	$4,000	$16,000
iShares Russell 2000 Value Index Fund	$4,000	$16,000

iShares Construction and Maintenance Standards for the Underlying Investments	page 57

Name of Fund	Standard Redemption Transaction Fee*	Maximum Redemption Transaction Fee*
iShares Russell 1000 Index Fund	$3,000	$12,000
iShares Russell 1000 Growth Index Fund	$2,000	$8,000
iShares Russell 1000 Value Index Fund	$2,500	$10,000
iShares Russell Midcap Index Fund	$2,500	$10,000
iShares Russell Midcap Growth Index Fund	$1,600	$6,400
iShares Russell Midcap Value Index Fund	$2,300	$9,200
iShares Cohen & Steers Realty Majors Index Fund	$250	$1,000
iShares Nasdaq Biotechnology Index Fund	$350	$1,400
iShares Goldman Sachs Technology Index Fund	$900	$3,600
iShares Goldman Sachs Networking Index Fund	$200	$800
iShares Goldman Sachs Semiconductor Index Fund	$250	$1,000
iShares Goldman Sachs Software Index Fund	$250	$1,000
iShares Goldman Sachs Natural Resources Index Fund	$500	$2,000
iShares MSCI EAFE Index Fund	$22,000	$88,000
iShares NYSE Composite Index Fund	$6,500	$26,000
iShares NYSE 100 Index Fund	$500	$2,000
iShares Morningstar Large Core Index Fund	$300	$1,200
iShares Morningstar Large Growth Index Fund	$300	$1,200
iShares Morningstar Large Value Index Fund	$300	$1,200
iShares Morningstar Mid Core Index Fund	$900	$3,600
iShares Morningstar Mid Growth Index Fund	$900	$3,600
iShares Morningstar Mid Value Index Fund	$800	$3,200
iShares Morningstar Small Core Index Fund	$1,400	$5,600
iShares Morningstar Small Growth Index Fund	$1,300	$5,200
iShares Morningstar Small Value Index Fund	$1,300	$5,200
*	If a Creation Unit is redeemed outside the usual process through the NSCC or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

Placement of Redemption Orders for Domestic Funds Using the Clearing Process. Orders to redeem Creation Unit Aggregations of Domestic Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by Investors Bank not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after the Closing Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders for Domestic Funds Outside the Clearing Process. Orders to redeem Creation Unit Aggregations of Domestic Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of iShares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by Investors Bank not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of iShares of the Fund specified in such order, which delivery must be made through DTC to Investors Bank no later than 11:00 am, Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases Authorized Participants will redeem and create Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Placement of Redemption Orders for Foreign Funds. Orders to redeem Creation Unit Aggregations of Foreign Funds must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of Foreign Funds is deemed received by the Trust on the Transmittal Date if (i) such order is received by Investors Bank not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of iShares of the Fund specified in such order, which delivery must be made through DTC to Investors Bank no later than 10:00 am, Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for Foreign Funds may take

page 58	i	Shares

longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the Foreign Funds.

In connection with taking delivery of shares of Fund Securities upon redemption of iShares of Foreign Funds, a redeeming Beneficial Owner or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Transfer Agent, on behalf of the Fund. The Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing iShares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 105%, which BGFA may change from time to time, of the value of the missing iShares. The current procedures for collateralization of missing iShares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by Investors Bank and marked to market daily, and that the fees of Investors Bank and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing iShares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by Investors Bank according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to Investors Bank by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of iShares of the relevant Fund are delivered to Investors Bank prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by Investors Bank on such Transmittal Date. If, however, a redemption order is submitted to Investors Bank by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of iShares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the iShares of the relevant Fund are delivered through DTC to Investors Bank by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such iShares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its iShares based on the NAV of iShares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of iShares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the iShares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the Portfolio Securities of a Foreign Fund may trade on the relevant exchange(s) on days that the Listing Exchange for the Foreign Fund is closed or are otherwise not Business Days for such Foreign Fund, stockholders may not be able to redeem their shares of such Foreign Fund, or to purchase and sell iShares of such Foreign Fund on the Listing Exchange for the Foreign Fund, on days when the NAV of such Foreign Fund could be significantly affected by events in the relevant foreign markets.

iShares Construction and Maintenance Standards for the Underlying Investments	page 59

Foreign Market Hours

Argentina

Primary Exchange Trading Hours—Monday through Friday, 11:00 am to 6:00 pm

Australia

Primary Exchange Trading Hours—Monday through Friday, 10:00 am to 4:00 pm

Austria

Primary Exchange Trading Hours—Monday through Friday, 8:30 am to 5:30 pm

Belgium

Primary Exchange Trading Hours—Monday through Friday, 9:00 am to 5:25 pm

Brazil

Primary Exchange Trading Hours—Monday through Friday, 10:00 am to 1:00 pm; 2:00 pm to 4:00 pm (April to October), 11:00 am to 2:00 pm; 3:00 pm to 5:00 pm (October to April)

Canada

Primary Exchange Trading Hours—Monday through Friday, 9:30 am to 4:00 pm

Chile

Primary Exchange Trading Hours—Monday through Friday, 9:30 am to 5:30 pm

Denmark

Primary Exchange Trading Hours—Monday through Friday, 9:00 am to 5:00 pm

Finland

Primary Exchange Trading Hours—Monday through Friday 9:00 am to 6:00 pm—Continuous trading II 6:03 pm to 7:30 pm France Primary Exchange Trading Hours—Monday through Friday, 7:45 am to 9:00 am (Pre-market), 9:00 am to 5:30 pm

Germany

Primary Exchange Trading Hours—Monday through Friday, 9:00 am to 8:00 pm

Greece

Primary Exchange Trading Hours—Monday through Friday, 11:00 am to 4:00 pm (Pre-trading 10:30 am to 11:00 am)

Hong Kong

Primary Exchange Trading Hours—Monday through Friday, 10:00 am to 12:30 pm/2:30 pm to 4:00 pm (Pre-trading 9:30 am to 10:00 am)

Indonesia

Primary Exchange Trading Hours—Monday through Thursday, 9:30 am to 12:00 pm/1:30 pm to 4:00 pm, Friday 9:30 am to 11:30 am/2:00 pm to 4:00 pm

Ireland

Primary Exchange Trading Hours—Monday through Friday, 8:00 am to 4:30 pm

Italy

Primary Exchange Trading Hours—Monday through Friday, 8:00 am to 9:30 am (Pre-open)/ 9:30-5:40 (Trading)

page 60	i	Shares

Japan

Primary Exchange Trading Hours—Monday through Friday, 8:50 am to 11:00am/ 12:30 pm to 3:10 pm

Malaysia

Primary Exchange Trading Hours—Monday through Friday, 9:00 am to 12:30 pm/2:30 pm to 5:00 pm

Mexico

Primary Exchange Trading Hours—Monday through Friday, 8:30 am to 3:00 pm

Netherlands

Primary Exchange Trading Hours—Monday through Friday, 9:00 am to 5:30 pm

New Zealand

Primary Exchange Trading Hours—Monday through Friday, 10:00 am to 5:00 pm

Norway

Primary Exchange Trading Hours—Monday through Friday, 10:00 am to 4:00 pm (pre-trading 9:15 am to 10:00 am)

Philippines

Primary Exchange Trading Hours—Monday through Friday, 9:30 am to 12:00 pm

Portugal

Primary Exchange Trading Hours—Monday through Friday, (Pre-open) 7:30 am to 7:55 am / 8:00 am to 4:25 pm (Trading)

Singapore

Primary Exchange Trading Hours—Monday through Friday, 9:00 am to 12:30 pm/2:00 pm to 5:00 pm

South Africa

Primary Exchange Trading Hours—Monday through Friday, (Pre-open) 8:30 am to 9:00 am / 9:30 am to 5:00 pm (Trading)

South Korea

Primary Exchange Trading Hours—Monday through Friday, 9:30 am to 3:00 pm, After-hours session 3:10 pm to 4:00 pm

Spain

Primary Exchange Trading Hours—Monday through Friday, 9:00 am to 5:30 pm

Sweden

Primary Exchange Trading Hours—Monday through Friday, 9:30 am to 5:30 pm

Switzerland

Primary Exchange Trading Hours—Monday through Friday, (Pre-open) 6:00 am to 10:00 am / 9:00 am to 5:30 pm (Trading)

Taiwan

Primary Exchange Trading Hours—Monday through Friday, 9:00 am to 1:30 pm, After-hours session 2:00 pm to 2:30 pm

Thailand

Primary Exchange Trading Hours—Monday through Friday, 10:00 am to 12:30 pm/2:30 pm to 4:30 pm

United Kingdom

Primary Exchange Trading Hours—Monday through Friday, 8:00 am to 4:30 pm

iShares Construction and Maintenance Standards for the Underlying Investments	page 61

United States

Primary Exchange Trading Hours – Monday through Friday, 9:00 am to 4:00 pm (Nasdaq) 9:30 am to 4:00 pm (each Listing Exchange)

Venezuela

Primary Exchange Trading Hours – Monday through Friday, (Pre-open) 9:00 am to 9:30 am / 9:30 am to 2:30 pm (Trading) (March to September), (Pre-open) 9:00 am to 10:30 am / 10:30 am to 2:45 pm (Trading) (September to March)

Regular Holidays. The dates in calendar year 2004 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

Argentina				Netherlands
Jan 1	May 1	Aug 16		Jan 1	May 20
Apr 5	May 25	Oct 11		Apr 9	May 31
Apr 8	Jun 21	Dec 8		Apr 12	Dec 25
Apr 9	Jul 9	Dec 25		Apr 30	Dec 26

Australia				Norway
Jan 1	Apr 26	Dec 27		Jan 1	May 17	Dec 26
Jan 26	Jun 14	Dec 28		Apr 8	May 20
Apr 9	Aug 2			Apr 9	May 31
Apr 12	Oct 4			Apr 12	Dec 25

Austria				Portugal
Jan 1	May 20	Oct 26	Dec 25	Jan 1	Apr 25	Oct 5	Dec 25
Jan 6	May 31	Nov 1	Dec 26	Feb 24	May 1	Nov 1
Apr 12	Jun 10	Dec 8		Apr 9	Jun 10	Dec 1
May 1	Aug 15	Dec 24		Apr 12	Aug 15	Dec 8

Belgium				Singapore
Jan 1	May 31	Nov 11		Jan 1	Apr 9	Nov 14
Apr 12	Jul 21	Dec 25		Jan 22	May 1	Dec 25
May 1	Aug 15	Dec 26		Jan 23	Jun 2
May 20	Nov 1			Feb 1	Aug 9

Brazil				Spain
Jan 1	Apr 21	Oct 12		Jan 1	Apr 12	Dec 6
Feb 23	May 1	Nov 2		Jan 6	May 1	Dec 8
Feb 24	Jun 10	Nov 15		Apr 8	Oct 12	Dec 25
Apr 9	Sep 7	Dec 25		Apr 9	Nov 1	Dec 26

Canada				Sweden
Jan 1	Aug 2	Dec 24		Jan 1	May 1	Dec 25
Apr 9	Sep 6	Dec 27		Jan 6	May 20	Dec 26
May 24	Oct 11			Apr 9	May 31
Jul 1	Nov 11			Apr 12	Jun 25

Chile				Switzerland
Jan 1	Jun 10	Sep 19	Dec 25	Jan 1	May 1	Dec 24
Apr 9	Jun 28	Oct 12		Jan 2	May 20	Dec 25
May 1	Aug 15	Nov 1		Apr 9	May 31	Dec 26
May 21	Sep 18	Dec 8		Apr 12	Aug 1

page 62	i	Shares

Denmark					Taiwan
Jan 1	May 7	Dec 24			Jan 1	Jan 24	Jun 22
Apr 8	May 20	Dec 25			Jan 21	Feb 28	Sep 28
Apr 9	May 31	Dec 26			Jan 22	Apr 5	Oct 10
Apr 12	Jun 5				Jan 23	May 1

Finland					United Kingdom
Jan 1	May 1	Dec 6			Jan 1	May 31
Jan 6	May 20	Dec 24			Apr 9	Aug 30
Apr 9	Jun 25	Dec 25			Apr 12	Dec 27
Apr 12	Jun 26	Dec 26			May 3	Dec 28

France					Greece
Jan 1	May 20	Nov 1			Jan 1	Apr 9	Aug 15
Apr 12	May 31	Nov 11			Jan 6	Apr 12	Oct 28
May 1	Jul 14	Dec 25			Feb 23	May 1	Dec 25
May 8	Aug 15				Mar 25	May 31	Dec 26

Germany					Indonesia
Jan 1	May 20	Nov 1	Dec 31		Jan 1	Apr 29	Sep 15	Nov 23
Apr 9	May 31	Dec 24			Jan 15	May 3	Sep 23	Dec 23
Apr 12	Jun 10	Dec 25			Feb 11	May 4	Oct 11
May 1	Oct 3	Dec 26			Mar 22	May 5	Nov 3

Hong Kong					New Zealand
Jan 1	Apr 5	May 1	Sep 29	Dec 26	Jan 1	Feb 6	Jun 7
Jan 22	Apr 9	May 26	Oct 1		Jan 2	Apr 9	Oct 25
Jan 23	Apr 10	Jun 22	Oct 22		Jan 19	Apr 12	Dec 27
Jan 24	Apr 12	Jul 1	Dec 25		Jan 26	Apr 25	Dec 28

Ireland					Philippines
Jan 1	May 3	Dec 25			Jan 1	Jun 12	Nov 30
Mar 17	Jun 7	Dec 26			Apr 8	Aug 29	Dec 25
Apr 9	Aug 2				Apr 9	Nov 1	Dec 30
Apr 12	Oct 25				May 1	Nov 2	Dec 31

Italy					South Africa
Jan 1	May 1	Dec 25			Jan 1	Apr 27	Sep 24
Jan 6	Aug 15	Dec 26			Mar 21	May 1	Dec 16
Apr 12	Nov 1				Apr 9	Jun 16	Dec 25
Apr 25	Dec 8				Apr 12	Aug 9	Dec 26

Japan					Thailand
Jan 1	Feb 11	May 4	Sep 23	Dec 23	Jan 1	Apr 14	Jun 2	Oct 25
Jan 2	Mar 20	May 5	Oct 11	Dec 31	Mar 5	Apr 15	Jul 1	Dec 6
Jan 3	Apr 29	Jul 19	Nov 3		Apr 6	May 3	Aug 2	Dec 10
Jan 12	May 3	Sep 20	Nov 23		Apr 13	May 5	Aug 12	Dec 31

iShares Taxes	page 63

Korea					United States
Jan 1	Mar 1	May 5	Aug 15	Oct 3	Jan 1	May 31	Nov 11
Jan 21	Apr 5	May 26	Sep 27	Dec 25	Jan 19	Jul 5	Nov 25
Jan 22	Apr 15	Jun 6	Sep 28		Feb 16	Sep 6	Dec 24
Jan 23	May 1	Jul 17	Sep 29		Apr 9	Oct 11	Dec 25

Malaysia					Venezuela
Jan 1	Feb 3	May 4	Nov 14		Jan 5	Apr 9	Jul 5
Jan 22	Feb 23	Jun 5	Nov 15		Feb 23	Apr 19	Jul 24
Jan 23	May 1	Aug 31	Nov 16		Feb 24	May 1	Oct 12
Feb 2	May 3	Nov 11	Dec 25		Apr 8	Jun 24	Dec 25

Mexico
Jan 1	Apr 9	Nov 2
Feb 5	May 1	Nov 20
Mar 21	May 5	Dec 12
Apr 8	Sep 16	Dec 25

page 64	i	Shares

Settlement Periods Greater than Seven Days for Year 2004

Country	Trade Date	Settlement	# of Calendar Days
Argentina	4/2/2004	4/12/2004	10
Denmark	4/5/2004	4/13/2004	8
	4/6/2004	4/15/2004	9
	4/7/2004	4/16/2004	9
Indonesia	4/27/04	5/6/04	9
	4/28/04	5/7/04	9
	4/30/04	5/10/04	10
Japan	4/27/04	5/6/04	9
	4/28/04	5/7/04	9
	4/30/04	5/10/04	10
Malaysia	11/9/04	11/17/04	8
	11/10/04	11/18/04	8
Norway	4/5/2004	4/13/2004	8
	4/6/2004	4/15/2004	9
	4/7/2004	4/16/2004	9
South Africa	4/2/2004	4/13/2004	11
	4/5/2004	4/14/2004	9
	4/6/2004	4/15/2004	9
	4/7/2004	4/16/2004	9
	4/8/2004	4/19/2004	11
Thailand	4/8/2004	4/16/2004	8
	4/9/2004	4/19/2004	10
	4/12/2004	4/20/2004	8

Taxes

RIC Qualifications. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) at the close of each quarter of the company’s taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of each Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by each Fund (within the meaning of Section 851(c)(2) of the Internal Revenue Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. Government securities or the securities of other regulated investment companies).

iShares Taxes	page 65

Taxation of RICs. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of each Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should qualify as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. If each Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis in the iShares and result in a higher capital gain or lower capital loss when those iShares on which the distribution was received are sold.

Excise Tax. Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Back-Up Withholding. In certain cases, a Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Section 351. The Trust on behalf of each Fund has the right to reject an order for a purchase of iShares if the purchaser (or group of purchasers) would, upon obtaining the iShares so ordered, own 80% or more of the outstanding iShares of a given Fund and if, pursuant to Section 351 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Qualified Dividend Income. Distributions by each Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent each Fund receives qualified dividend income on the securities it holds. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the iShares on which the dividend was paid for more than 60 days during the 120-day period that begins on the date that is 60 days before the date on which the iShares become ex dividend with respect to such dividend (and each Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2008. Distributions by each Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of each Fund’s net capital gains will be taxable as long-term capital gains.

Corporate Dividends Received Deduction. A Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

Net Capital Loss Carryforwards (Unaudited). Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first. The following Funds had tax basis net capital loss carryforwards as of March 31, 2003, the tax year end for the Funds listed.

page 66	i	Shares

iShares Index Fund	Expiring 2009	Expiring 2010	Expiring 2011	Total
S&P 100	$—	$2,240,710	$3,096,741	$5,337,451
S&P 500	—	16,570,119	109,148,380	125,718,499
S&P 500/BARRA Growth	—	9,841,895	24,099,560	33,941,455
S&P 500/BARRA Value	—	5,134,741	23,315,922	28,450,663
S&P MidCap 400	—	4,458,220	4,023,734	8,481,954
S&P MidCap 400/BARRA Growth	—	11,111,322	22,971,326	34,082,648
S&P MidCap 400/BARRA Value	—	1,442,036	4,082,966	5,525,002
S&P SmallCap 600	—	3,199,196	22,944,237	26,143,433
S&P SmallCap 600/BARRA Growth	—	4,230,989	8,134,573	12,365,562
S&P SmallCap 600/BARRA Value	—	4,241,868	12,218,694	16,460,562
S&P Global 100	—	329,587	1,022,865	1,352,452
S&P Global Energy Sector	—	—	37,853	37,853
S&P Global Financials Sector	—	—	148,034	148,034
S&P Global Healthcare Sector	—	—	147,652	147,652
S&P Global Technology Sector	—	—	114,472	114,472
S&P Global Telecommunications Sector	—	—	505,504	505,504
S&P Europe 350	3,295	904,300	2,116,359	3,023,954
S&P Latin America 40	—	—	29,834	29,834
S&P/TOPIX 150	—	—	276,198	276,198
Nasdaq Biotechnology	—	2,280,865	29,163,198	31,444,063
Russell 3000	—	21,789,321	14,801,082	36,590,403
Russell 3000 Growth	—	4,176,050	6,607,675	10,783,725
Russell 3000 Value	—	605,073	1,545,605	2,150,678
Russell 2000	—	47,681,248	112,740,686	160,433,615
Russell 2000 Growth	—	14,797,300	71,115,684	85,912,984
Russell 2000 Value	—	6,847,139	18,124,608	24,971,747
Russell 1000	—	12,325,552	9,763,804	22,089,356
Russell 1000 Growth	—	20,107,067	68,492,707	88,599,774
Russell 1000 Value	99,151	5,765,240	15,563,320	21,427,711
Russell Midcap	—	66,369	1,282,837	1,349,206
Russell Midcap Growth	—	40,231	10,035,874	10,076,105
Russell Midcap Value	—	30,986	477,717	508,703

The following Funds had tax basis net capital loss carryforwards as of April 30, 2003, the tax year end for the Funds listed:

iShares Index Fund	Expiring 2009	Expiring 2010	Expiring 2011	Total
Dow Jones U.S. Total Market	$—	$2,220,191	$2,507,100	$4,727,291
Dow Jones U.S. Basic Materials	—	67,181	474,468	541,649
Dow Jones U.S. Consumer Cyclical	—	214,348	640,467	854,815
Dow Jones U.S. Consumer Non-Cyclical	12,169	410,794	786,981	1,209,944
Dow Jones U.S. Energy Sector	369	643,271	4,517,083	5,160,723
Dow Jones U.S. Financial Sector	—	146,667	1,198,744	1,345,411
Dow Jones U.S. Healthcare Sector	—	154,330	1,118,085	1,272,415
Dow Jones U.S. Industrial Sector	—	4,102,570	1,969,601	6,072,171
Dow Jones U.S. Technology Sector	—	3,803,426	10,610,555	14,413,981
Dow Jones U.S. Telecommunications Sector	—	10,282,380	12,349,430	22,631,810
Dow Jones U.S. Utilities Sector	—	173,950	5,246,921	5,420,871
Dow Jones U.S. Financial Services	—	138,646	506,488	645,134
Dow Jones U.S. Real Estate	—	—	818,229	818,229
Cohen & Steers Realty Majors	—	66,455	—	66,455

The following Funds had tax basis net capital loss carryforwards as of July 31, 2003, the tax year end for the Funds listed:

iShares Index Fund	Expiring 2010	Expiring 2011	Total
Goldman Sachs Technology	$638,692	$1,579,887	$2,218,579
Goldman Sachs Networking	130,370	5,798,354	5,928,724
Goldman Sachs Semiconductor	175,882	472,453	648,335
Goldman Sachs Software	177,253	1,465,904	1,643,157
Goldman Sachs Natural Resources	—	371,436	371,436
MSCI EAFE	55,269	37,219,384	37,274,653

iShares Taxes	page 67

Funds Holding Foreign Investments. Each Fund, but in particular the iShares Europe 350 Index Fund, iShares S&P Global 100, iShares S&P Latin America 40 Index Fund, iShares S&P/TOPIX 150 Index Fund, iShares S&P Global Energy Sector Index Fund, iShares S&P Global Financials Sector Index Fund, iShares S&P Global Healthcare Sector Index Fund, iShares S&P Global Technology Sector Index Fund, iShares S&P Global Telecommunications Sector Index Fund, and the iShares MSCI EAFE Index

Fund, may be subject to foreign income taxes withheld at the source. Each Fund that is permitted to do so will elect to “pass through” to its investors the amount of foreign income taxes paid by the Fund provided that the investor held the iShares of the Fund, and the Fund held the security, on the dividend settlement date and for at least fifteen additional days immediately before and/or thereafter, with the result that each investor will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s foreign income taxes. A foreign person who invests in a Fund that elects to “pass through” its foreign taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A foreign tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from foreign sources; the Fund’s gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is applied separately to separate categories of income; dividends from the Fund will be treated as “passive” or “financial services” income for this purpose. The effect of this limitation may be to prevent investors from claiming as a credit the full amount of their pro rata share of the Fund’s foreign income taxes.

If any Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies”, the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a passive foreign investment company as a “qualified electing fund”, the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually the shares of the passive foreign investment company, and, in such event, would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Federal Tax Treatment of Complex Securities. Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Each Fund is required, for federal income tax purposes, to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based investments required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, option contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered qualifying income for purposes of the 90% requirement for a Fund to qualify as a RIC.

Each Fund intends to distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund’s other investments and shareholders are advised on the nature of the distributions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of iShares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this Statement of Additional Information. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Determination of NAV

The NAV of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares of such Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV for the iShares S&P 100 Index Fund is calculated by Investors Bank and determined as of the close of regular trading on the CBOE (ordinarily 4:00 p.m., Eastern time) on each day that the CBOE is open for trading. The NAV for each of the iShares S&P Global 100 Index Fund, and the iShares Dow Jones Select Dividend Fund, the iShares NYSE Composite Index Fund, the iShares NYSE 100 Index Fund and the iShares Morningstar Funds is calculated by Investors Bank and determined as of the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. For all other Funds listed in this SAI, the NAV of each Fund is calculated by Investors Bank and determined as of the close of regular trading on the AMEX (ordinarily 4:00 p.m., Eastern time) on each day that the AMEX is open for trading.

In computing a Fund’s NAV, the Fund’s securities holdings are valued as discussed below. Securities for which the primary market is a national securities or commodities exchange or a recognized foreign securities exchange or commodities exchange will be valued at last sale prices on the principal exchange on which they are traded, or in the absence of any sale on the valuation date, at latest quoted bid prices. Securities for which the primary market is Nasdaq Stock Market, Inc. (“Nasdaq”) will be valued at the Nasdaq official closing price or, in the absence of any sale on the valuation date, at latest quoted bid prices, which will be obtained from a reputable independent pricing service. U.S. Government securities and all other securities for which current over-the-counter market quotations are readily available will be valued at latest quoted bid prices, which will be obtained from one or more reputable independent pricing services. If quoted prices are unavailable or inaccurate, market values will be determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from reputable independent pricing services. Money market instruments and debt securities maturing in 60 days or less will be valued at amortized cost.

Securities held under a repurchase agreement will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market value of the underlying securities will be determined in accordance with the above discussed valuation procedures, as appropriate, for the purpose of determining the adequacy of collateral.

Securities of investment companies, other than investment companies whose shares are traded on an exchange, will be valued at the fund’s published net asset value per share.

Securities and other assets for which current market quotations are not readily available will be valued at fair value by BGI in accordance with BGI’s Pricing Policy. The Trust’s Board of Trustees has expressly delegated the authority to make such fair value determinations to BGI; however, the Board is responsible for the oversight of BGI and retains the authority to make any valuation decisions as the Board deems appropriate.

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The approximate value of iShares of each Fund is disseminated every fifteen seconds throughout the trading day by the applicable Listing Exchange or other information providers, such as Bloomberg. This approximate value should not be viewed as a “real-time” update of the NAV of any Fund, because it may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on iShares are distributed, on a pro rata basis to Beneficial Owners of such iShares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole iShares of the same Fund purchased in the secondary market.

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Financial Statements

The Fund’s audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, independent accountants, are hereby incorporated by reference in this Statement of Additional Information. The Annual Report to Shareholders is delivered with this Statement of Additional Information to shareholders requesting this Statement of Additional Information.

Miscellaneous Information

Counsel. Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, N.W., Washington, D.C., 20004 is counsel to the Trust.

Independent Auditor. PricewaterhouseCoopers LLP, located at 333 Market Street, San Francisco, CA 94105, serves as the independent auditor of the Trust. They audit the Funds’ financial statements and may perform other services.

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